SECURITY BENEFIT
                                                     Security Distributors, Inc.



PROSPECTUS                               February 1, 2008,
                                         as supplemented April 15, 2008


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SECURITY FUNDS(SM)
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                                         |_|  Security Large Cap Value Fund

                                         |_|  Security Equity Fund(R)

                                         |_|  Security Alpha Opportunity Fund(R)

                                         |_|  Security Global Fund

                                         |_|  Security Mid Cap Value Fund

                                         |_|  Security Small Cap Growth Fund

                                         |_|  Security Select 25 Fund

                                         |_|  Security Mid Cap Growth Fund


                                         ---------------------------------------
                                         The Securities and Exchange  Commission
                                         has not approved or  disapproved  these
                                         securities  or passed upon the adequacy
                                         of this prospectus.  Any representation
                                         to the contrary is a criminal offense.
                                         ---------------------------------------

TABLE OF CONTENTS


FUND INVESTMENT OBJECTIVES AND STRATEGIES...................................   3
    Security Large Cap Value Fund...........................................   3
    Security Equity Fund....................................................   3
    Security Alpha Opportunity Fund.........................................   4
    Security Global Fund....................................................   6
    Security Mid Cap Value Fund.............................................   6
    Security Small Cap Growth Fund..........................................   7
    Security Select 25 Fund.................................................   7
    Security Mid Cap Growth Fund............................................   8

PRINCIPAL RISKS.............................................................   9
    Market Risk.............................................................   9
    Smaller Companies.......................................................   9
    Value Stocks............................................................   9
    Growth Stocks...........................................................  10
    Short Sales.............................................................  10
    Management Risk.........................................................  10
    Foreign Securities......................................................  10
    Emerging Markets........................................................  10
    Equity Derivatives......................................................  10
    Leverage................................................................  10
    Fixed-Income Securities.................................................  10
    Non-Diversification.....................................................  11
    Investment in Investment Companies......................................  11
    Restricted Securities...................................................  11
    Active Trading..........................................................  11
    Technology Stocks.......................................................  11
    Overweighting...........................................................  11
    Additional Information..................................................  11
    Portfolio Holdings......................................................  11

PAST PERFORMANCE............................................................  12

FEES AND EXPENSES OF THE FUNDS..............................................  21

INVESTMENT MANAGER..........................................................  26
    Management Fees.........................................................  26
    Portfolio Managers......................................................  27

SUB-ADVISERS................................................................  28
    Portfolio Managers......................................................  29

BUYING SHARES...............................................................  30
    Customer Identification and Verification................................  31
    Market Timing/Short-Term Trading........................................  31
    Class A Shares..........................................................  32
    Class A Distribution Plan...............................................  33
    Class B Shares..........................................................  33
    Class B Distribution Plan...............................................  33
    Class C Shares..........................................................  33
    Class C Distribution Plan...............................................  34
    Waiver of Deferred Sales Charge.........................................  34
    Revenue Sharing Payments................................................  34

SELLING SHARES..............................................................  34
    By Mail.................................................................  34
    By Telephone............................................................  35
    By Broker...............................................................  35
    Payment of Redemption Proceeds..........................................  35
    Redemption Charge (Global Fund Class A Shares)..........................  35

DIVIDENDS AND TAXES.........................................................  35
    Tax on Distributions....................................................  36
    Taxes on Sales or Exchanges.............................................  36
    Backup Withholding......................................................  36

DETERMINATION OF NET ASSET VALUE............................................  37

SHAREHOLDER SERVICES........................................................  37
    Accumulation Plan.......................................................  37
    Systematic Withdrawal Program...........................................  37
    Exchange Privilege......................................................  38
    Retirement Plans........................................................  39

INVESTMENT POLICIES AND MANAGEMENT PRACTICES................................  39
    Foreign Securities......................................................  39
    Emerging Markets........................................................  40
    Smaller Companies.......................................................  40
    Convertible Securities and Warrants.....................................  40
    Initial Public Offering.................................................  40
    High Yield Securities...................................................  40
    Cash Reserves...........................................................  40
    Borrowing...............................................................  40
    Futures and Options.....................................................  41
    Swaps, Caps, Floors and Collars.........................................  41
    When-Issued Securities and Forward Commitment Contracts.................  41
    Securities Lending......................................................  41

GENERAL INFORMATION.........................................................  41
    Shareholder Inquiries...................................................  41

FINANCIAL HIGHLIGHTS........................................................  42

APPENDIX A - REDUCED SALES CHARGES..........................................  59
    Class A Shares..........................................................  59
    Rights of Accumulation..................................................  59
    Statement of Intention..................................................  59
    Reinstatement Privilege.................................................  59
    Purchases at Net Asset Value............................................  59

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Listed below are the investment objective and principal investment strategies for each Fund. The Board of Directors may change a Fund's investment objective and strategies at any time without shareholder approval. The Fund will provide written notice to shareholders prior to, or concurrent with, any such change. As with any investment, there can be no guarantee the Funds will achieve their investment objectives.

Security Large Cap Value Fund

FUND FACTS
--------------------------------------
Objective: Long-term growth of capital
Benchmark: Russell 1000 Value Index

--------------------
INVESTMENT OBJECTIVE
--------------------

The Large Cap Value Fund seeks long-term growth of capital.

-------------------------------
PRINCIPAL INVESTMENT STRATEGIES
-------------------------------

The Fund pursues its objective by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies that, when purchased, have market capitalizations that are similar to those of companies in the Russell 1000 Value Index. As of December 31, 2007, the index consisted of securities of companies with capitalizations that ranged from $479 million to $527.8 billion. The Fund's investments may include common stocks, American Depositary Receipts ("ADRs"), preferred stocks, futures and options, and convertible securities of both U.S. and U.S. dollar-denominated foreign issuers.

In choosing securities, Security Investors, LLC, (the "Investment Manager") primarily invests in value-oriented companies. Value-oriented companies are companies that appear to be undervalued relative to assets, earnings, growth potential or cash flows. The Investment Manager uses a blend of quantitative analysis and fundamental research to identify securities that appear favorably priced and that may be able to sustain or improve their pre-tax ROIC (Return on Invested Capital) over time. The Fund may, consistent with its status as a diversified mutual fund, focus its investments in a limited number of issuers.

The Fund may invest a portion of its assets in futures contracts, options on futures contracts, and options on securities. These instruments are used to hedge the Fund's portfolio, to maintain exposure to the equity markets, or to increase returns.

The Fund may invest in a variety of investment vehicles, including those that seek to track the composition and performance of a specific index. The Fund may use these investments as a way of managing its cash position, or to gain exposure to the equity markets or a particular sector of the equity markets, while maintaining liquidity.

The Fund typically sells a security when its issuer is no longer considered a value company, shows deteriorating fundamentals or falls short of the Investment Manager's expectations, among other reasons.

Under adverse or unstable market conditions, the Fund may invest some or all of its assets in cash, repurchase agreements, government bonds or money market securities. While the Fund would do so only in an attempt to avoid losses, the Fund may be unable to pursue its investment objective at that time, and such a defensive investment strategy could reduce the benefit to the Fund of any upswing in the market.

Security Equity Fund

FUND FACTS
--------------------------------------
Objective: Long-term growth of capital
Benchmark: S&P 500 Index

--------------------
INVESTMENT OBJECTIVE
--------------------

The Equity Fund seeks long-term growth of capital.

-------------------------------
PRINCIPAL INVESTMENT STRATEGIES
-------------------------------

The Fund pursues its objective by investing, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in a widely-diversified portfolio of equity securities, which may include ADRs and convertible securities. The Fund typically invests in the equity securities of domestic and foreign companies whose total market value is $5 billion or greater at the time of purchase.

The Fund pursues its objective by investing, under normal market conditions, approximately 50% of its total assets according to a Large Cap Growth strategy managed by the Investment Manager and approximately 50% of its total assets to a Large Cap Value strategy managed by the Investment Manager.

The Investment Manager manages its allocation of the Fund's assets according to each respective strategy, and the trading decisions with respect to each strategy are made independently. In order to maintain the target allocations between the two strategies, all daily cash inflows (purchases and reinvested distributions) and outflows (redemptions and expense items) will be divided between the two strategies, as appropriate. The Investment Manager will rebalance the allocation to the Fund's strategies promptly to the extent the percentage of the Fund's assets allocated to either strategy equals or exceeds 60% of the Fund's total assets.

The Investment Manager in its discretion may make adjustments if either of the strategies becomes over- or under-weighted as a result of market appreciation or depreciation. Accordingly, the performance of the Fund could differ from the performance of each strategy if either had been maintained as a separate portfolio. As a consequence of the Investment Manager's efforts to maintain assets between the two strategies at the targeted percentages, the Investment Manager will allocate assets and rebalance when necessary by (1) allocating cash inflow to the strategy that is below its targeted percentage, or (2) selling securities in the strategy that exceeds its targeted percentage with proceeds being reallocated to the strategy that is below its targeted percentage. To the extent that the sales of securities as part of these reallocations result in higher portfolio turnover, this active trading may increase the costs the Fund incurs and entail negative tax consequences by generating short-term capital gains.

In choosing equity securities, the Investment Manager uses a blended approach, investing in growth stocks and value stocks, and may invest in a limited number of industries or industry sectors, including the technology sector. Growth-oriented stocks are stocks of established companies that typically have a record of consistent earnings growth. The Investment Manager typically chooses growth-oriented companies through a combination of a qualitative top down approach based upon several fixed income factors and a quantitative fundamental bottom up approach. The Investment Manager will also invest in value-oriented stocks. Value-oriented companies appear to be undervalued relative to assets, earnings, growth potential or cash flows. The Investment Manager uses a blend of qualitative analysis and fundamental research to identify securities that appear favorably priced and that may be able to sustain or improve their pre-tax ROIC (Return on Invested Capital) over time. The Fund typically sells a security when the reasons for buying it no longer apply, when the company begins to show deteriorating fundamentals or poor relative performance, or falls short of the Investment Manager's expectations.

The Fund also may invest a portion of its assets in options and futures contracts. These instruments may be used to hedge the Fund's portfolio, to maintain exposure to the equity markets or to increase returns.

The Fund may invest in a variety of investment companies, including those that seek to track the composition and performance of a specific index. The Fund may use these index-based investments as a way of managing its cash position, to gain exposure to the equity markets, or a particular sector of the equity market, while maintaining liquidity.

Under adverse or unstable market conditions, the Fund could invest some or all of its assets in cash or money market securities. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

Security Alpha Opportunity Fund

FUND FACTS
------------------------------------------------
  Objective: Long-term growth of capital
  Benchmark: S&P 500 Index
Sub-Adviser: Mainstream Investment Advisers, LLC

--------------------
INVESTMENT OBJECTIVE
--------------------

The Alpha Opportunity Fund seeks long-term growth of capital.

-------------------------------
PRINCIPAL INVESTMENT STRATEGIES
-------------------------------

The Fund pursues its objective by investing, under normal market conditions, approximately 50% of its total assets according to a long/short strategy managed by the Fund's sub-adviser, Mainstream Investment Advisers, LLC ("Mainstream"), and 50% of its total assets, managed by the Investment Manager, in a portfolio of equity securities, equity derivatives and fixed income securities that is intended to closely track the performance of the S&P 500 Composite Stock Price Index (the "S&P 500 Index"). Mainstream and the Investment Manager each manages its allocation of the Fund's assets according to its respective strategy, and their trading decisions are made independently.

"Alpha" in the Fund's name refers to the potential for the Fund's portfolio to achieve returns that are favorable relative to the amount of risk taken. Of course, there is no guarantee that the Fund will achieve its objective of long-term growth of capital, and an investment in the Fund involves significant risk.

All daily cash inflows and outflows will be allocated to the index strategy of the Fund. Once a month, the Investment Manager will rebalance the portfolio to an allocation of approximately 50% of total assets to each strategy, although the allocation upon rebalancing may range between 40% and 60% of total assets to each strategy.

The Fund pursues its long/short strategy by investing primarily in publicly-traded equity securities, principally common stocks, but to a lesser degree in exchange traded funds and other securities with equity characteristics. If there are an insufficient number of available securities meeting the purchase criteria of Mainstream, the Fund may also hold a portion of its assets in cash and money market instruments, and such holdings may be substantial. Dividend and interest income will be an incidental consideration. The Fund may engage in short sales of securities believed to be overvalued.

Mainstream seeks to identify individual stocks with solid underlying financial fundamentals, trading at levels representing value relative to the market generally. Mainstream uses technical and fundamental methods of analysis to choose stocks for the Fund's portfolio. The technical analyses used include a relative strength index ("RSI"), price moving averages and price relative to historical market averages.

Mainstream also uses bottom-up analysis by evaluating the 2,000 or so most actively traded stocks in the marketplace. The bottom-up analysis reviews stock prices in relationship to their stock price moving averages and ranks them by their RSIs. A purchase candidate is identified as a stock that is at fair value or undervalued to the marketplace. A sale candidate is identified as a stock that is expensive or overbought. These action candidates are then grouped by industry. Mainstream prefers that the candidates are concentrated in a particular industry. Mainstream also considers the industry and underlying financial fundamentals of the action candidates. Where the fundamentals are positive relative to their valuations, the stocks may be purchased. Stocks with high RSIs may be sold. Stocks with high RSIs and deteriorating fundamentals may be sold short.

A top-down evaluation of the stock and bond markets, primarily based on their RSIs, is also used. A high RSI may indicate that the marketplace is expensive or overbought; conversely, a low RSI may indicate that the marketplace is inexpensive or oversold. Mainstream uses the RSI in combination with an analysis of the short-term outlook for corporate earnings, interest rates, currencies and commodities to determine the overall stock to cash and long stock to short stock allocations.

Mainstream actively manages the long/short portion of the Fund's portfolio and will buy and sell securities frequently. This active trading will increase the costs the Fund incurs and may increase the amount of tax an investor pays on the Fund's returns.

With respect to the portion of the Fund that it manages, the Investment Manager seeks investment returns that are similar to those of the S&P 500 Index by primarily investing in equity derivatives, such as futures contracts, options on futures contracts, and equity options. An equity derivative is a financial instrument whose value depends on, or is "derived" from, the value of an underlying asset or index, such as the S&P 500 Index. Using S&P 500 equity derivatives, the Investment Manager can obtain investment exposure to the S&P 500 Index equal to the net asset value of the portion of the Fund that it manages with a fraction of the assets that would be needed to purchase an equivalent amount of equity securities directly. Getting magnified investment exposure on a small investment is referred to as "leverage," and it can increase the volatility of the Fund's performance. However, because the Fund ultimately is responsible for the entire amount of the investment exposure under an equity derivative, the Investment Manager will manage the remainder of its portion of the Fund so that any leverage achieved through equity derivatives is completely offset by other investments. While there are a number of ways of offsetting the leverage achieved through equity derivatives, the Investment Manager generally will do so by investing in fixed income securities in an amount sufficient to meet the Fund's obligations under the equity derivatives.

The Investment Manager actively manages the fixed income securities with a view toward enhancing the Fund's total return and recouping some of the transaction and financing costs associated with investing in equity derivatives, which are reflected in the operating costs of the Fund. The Fund's overall portfolio duration for its investments in fixed income securities is normally not expected to exceed one year. The fixed income securities in which the Fund may invest include securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; corporate debt securities of U.S. issuers, including mortgage backed and other asset-backed securities; and bank certificates of deposit, fixed time deposits and bankers' acceptances.

Although the Investment Manager does not normally invest this portion of the Fund's portfolio directly in S&P 500 securities, when equity derivatives appear to be overvalued relative to the S&P 500 Index, the Fund may invest in a "basket" of S&P 500 stocks. The S&P 500 Index is a well known stock market index composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks. Individual stocks are selected based on an analysis of the historical correlation between the return of every S&P 500 stock and the return of the S&P 500 Index itself. The Investment Manager may employ fundamental analysis of factors such as earnings and earnings growth, price to earnings ratio, dividend growth, and cash flows to choose among stocks that satisfy the correlation tests. Stocks chosen for the Fund are not limited to those with any particular weighting in the S&P 500 Index. The Fund may also invest in exchange traded funds based on the S&P 500 Index, such as Standard & Poor's Depositary Receipts.

Although the Fund invests principally in U.S. securities, it may invest in securities of companies located outside the U.S., including ADRs traded on U.S. markets. The Fund may invest up to 25% of its net assets in foreign securities, not including ADRs. ADRs are dollar-denominated receipts issued generally by U.S. banks, which represent the deposit with the bank of a foreign company's securities. ADRs are publicly traded on exchanges or over-the-counter in the United States. The Fund may invest in issuers of any size, including small-capitalization issuers.

Under adverse or unstable market conditions, the Fund could invest some or all of its assets in cash, repurchase agreements and money market instruments of foreign or domestic issuers and the U.S. and foreign governments. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

Security Global Fund

FUND FACTS
-------------------------------------------
  Objective: Long-term growth of capital
  Benchmark: MSCI World Index
Sub-Adviser: Security Global Investors, LLC

--------------------
INVESTMENT OBJECTIVE
--------------------

The Global Fund seeks long-term growth of capital primarily through investment in securities of companies in foreign countries and the United States.

-------------------------------
PRINCIPAL INVESTMENT STRATEGIES
-------------------------------

The Fund pursues its objective by investing, under normal market conditions, in at least three countries, one of which may be the United States. The Fund invests primarily in foreign and domestic common stocks or convertible stocks of companies considered to have appreciation possibilities. While the Fund may invest in the United States, there is no limit on its foreign investments. Investments in debt securities may be made when market conditions are uncertain. The Fund may invest in issuers of any size, including small-capitalization issuers.

The Fund may also invest a portion of its assets in options, futures contracts and foreign currencies, which may be used to hedge the Fund's portfolio, to increase returns or to maintain exposure to the equity markets. The Fund may also invest in emerging market countries.

The Fund may actively trade its investments without regard to the length of time they have been owned by the Fund. This active trading may increase the costs the Fund incurs and entail negative tax consequences by generating short-term capital gains.

The Fund's sub-adviser, Security Global Investors, LLC ("SGI"), manages Fund assets pursuant to a Global Equity strategy that seeks consistent alpha in all market environments. Using a proprietary database comprised of 5,000 companies from around the world, SGI employs a bottom-up stock selection process designed to generate alpha through stock selection while maintaining a globally diversified portfolio.

To lower the risks of foreign investing, such as currency fluctuations, SGI generally diversifies the Fund's investments broadly across countries and industries.

Under adverse or unstable market conditions, the Fund may invest some or all of its assets in cash, repurchase agreements or money market instruments. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and such a defensive strategy could reduce the benefit to the Fund of any upswing in the market.

Security Mid Cap Value Fund

FUND FACTS
--------------------------------------
Objective: Long-term growth of capital
Benchmark: Russell 2500 Value Index

--------------------
INVESTMENT OBJECTIVE
--------------------

The Mid Cap Value Fund seeks long-term growth of capital.

-------------------------------
PRINCIPAL INVESTMENT STRATEGIES
-------------------------------

The Fund pursues its objective by investing, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of equity securities that, when purchased, have market capitalizations that are similar to those of companies in the Russell 2500 Value Index. As of December 31, 2007, the index consisted of securities of companies with capitalizations that ranged from $27 million to $7.7 billion. Equity securities include common stock, rights, options, warrants and convertible debt securities. The Fund may also invest in ADRs.

The Investment Manager typically chooses equity securities that appear undervalued relative to assets, earnings, growth potential or cash flows, and may invest in a limited number of industries or industry sectors, including the technology sector. Due to the nature of value companies, the securities included in the Fund's portfolio typically consist of small-to medium-sized companies. The Fund is subject to the risks associated with investing in small capitalization companies.

The Fund may sell a security if it is no longer considered undervalued or when the company begins to show deteriorating fundamentals.

The Fund also may invest a portion of its assets in options and futures contracts. These instruments may be used to hedge the Fund's portfolio, to maintain exposure to the equity markets or to increase returns.

The Fund may invest in a variety of investment vehicles, including those that seek to track the composition and performance of a specific index. The Fund may use these index-based investments as a way of managing its cash position to gain exposure to the equity markets or a particular sector of the equity market, while maintaining liquidity. Certain investment company securities and other securities in which the Fund may invest are restricted securities, which may be illiquid.

Under adverse or unstable market conditions, the Fund could invest some or all of its assets in cash or money market securities. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

Security Small Cap Growth Fund

FUND FACTS
---------------------------------------------
  Objective: Long-term growth of capital
  Benchmark: Russell 2000 Growth Index
Sub-Adviser: RS Investment Management Co. LLC

--------------------
INVESTMENT OBJECTIVE
--------------------

The Small Cap Growth Fund seeks long-term growth of capital.

-------------------------------
PRINCIPAL INVESTMENT STRATEGIES
-------------------------------

The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies that, when purchased, have market capitalizations that are similar to those of companies in the Russell 2000 Growth Index. As of December 31, 2007, the index consisted of securities of companies with capitalizations that ranged from $47 million to $8.4 billion. The Fund invests primarily in those companies that, in the opinion of the Fund's sub-adviser, RS Investment Management Co. LLC. ("RS Investments"), have the potential for long-term capital growth. Equity securities include common and preferred stocks, and warrants and securities convertible into common or preferred stocks.

In selecting investments for the Fund, RS Investments seeks to invest in companies with sustainable revenue and earnings growth, companies that have a sustainable competitive advantage, superior financial characteristics, and strong management, and companies that are not widely-followed by Wall Street analysts. The Fund may sell a stock when the reasons for buying it no longer apply or when the stock's price fully reflects what RS Investments believes to be the company's value.

The Fund may invest the remainder of its assets in securities of companies of any size. The Fund may also engage in short sales of securities it expects to decline in price. The Fund will likely invest a portion of its assets in technology and internet-related companies.

Under adverse or unstable market conditions, the Fund could invest some or all of its assets in cash, fixed-income securities, money market securities or repurchase agreements. Although the Fund would do this only in seeking to avoid losses, it could reduce the benefit from any upswing in the market.

Security Select 25 Fund

FUND FACTS
--------------------------------------
Objective: Long-term growth of capital
Benchmark: Russell 1000 Growth Index

--------------------
INVESTMENT OBJECTIVE
--------------------

The Select 25 Fund(R) seeks long-term growth of capital.

-------------------------------
PRINCIPAL INVESTMENT STRATEGIES
-------------------------------

The Fund pursues its objective by focusing its investments in a core position of 20-30 common stocks of growth companies which have exhibited consistent above average earnings and/or revenue growth. The Fund is non-diversified as defined in the Investment Company Act of 1940 ("1940 Act"), which means that it may invest a larger portion of its assets in a limited number of companies than a diversified fund. The Investment Manager selects what it believes to be premier growth companies as the core position for the Fund using a combination of qualitative top down approach based upon several fixed income factors with a quantitative fundamental bottom up approach. Portfolio holdings will be replaced when one or more of a company's fundamentals have changed and, in the opinion of the Investment Manager, it is no longer a premier growth company.

The Fund may invest a portion of its assets in options and futures contracts. These instruments may be used to hedge the Fund's portfolio, to maintain exposure to the equity markets or to increase returns. The Fund also may invest in ADRs.

The Fund may actively trade its investments without regard to the length of time they have been owned by the Fund. This active trading may increase the costs the Fund incurs and entail negative tax consequences by generating short-term capital gains.

The Fund also may invest in a variety of investment vehicles, including those that seek to track the composition and performance of a specific index. The Fund may use these index-based investments as a way of managing its cash position, to gain exposure to the equity markets or a particular sector of the equity market, while maintaining liquidity.

Under adverse or unstable market conditions, the Fund could invest some or all of its assets in cash or money market securities. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

Security Mid Cap Growth Fund

FUND FACTS
---------------------------------------
Objective: Capital appreciation
Benchmark: Russell Mid Cap Growth Index

--------------------
INVESTMENT OBJECTIVE
--------------------

The Mid Cap Growth Fund seeks capital appreciation.

-------------------------------
PRINCIPAL INVESTMENT STRATEGIES
-------------------------------

The Fund pursues its objective by investing, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of equity securities that, when purchased, have market capitalizations that are similar to those of companies in the Russell Mid Cap Growth Index. As of December 31, 2007, the index consisted of securities of companies with capitalizations that ranged from $624 million to $42.1 billion. Equity securities include common stock, rights, options, warrants and convertible debt securities.

The Investment Manager uses a combination of a qualitative top down approach based upon several fixed income factors with a quantitative fundamental bottom-up approach in selecting growth stocks. The Investment Manager chooses portfolio securities that it believes are attractively valued with the greatest potential for appreciation, and may invest in a limited number of industries or industry sectors. The Investment Manager identifies the securities of companies that are in the early to middle stages of growth and are valued at a reasonable price. Equity securities considered to have appreciation potential may include securities of smaller and less mature companies which have unique proprietary products or profitable market niches and the potential to grow very rapidly. The Fund is therefore subject to the risks associated with investing in small capitalization companies. Certain securities in which the Fund may invest are restricted securities, which may be illiquid.

The Fund also may invest a portion of its assets in options and futures contracts. These instruments may be used to hedge the Fund's portfolio, to increase returns or to maintain exposure to the equity markets. The Fund may also invest in ADRs.

The Fund may actively trade its investments without regard to the length of time they have been owned by the Fund. This active trading may increase the costs the Fund incurs and entail negative tax consequences by generating short-term capital gains.

The Fund may invest in a variety of investment vehicles, including those that seek to track the composition and performance of a specific index. The Fund may use these index-based investments as a way of managing its cash position, to gain exposure to the equity markets, or a particular sector of the equity market, while maintaining liquidity. Certain investment company securities and other securities in which the Fund may invest are restricted securities, which are illiquid.

The Fund typically sells a stock if its growth prospects diminish, or if better opportunities become available.

Under adverse or unstable market conditions, the Fund could invest some or all of its assets in cash or money market securities. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

PRINCIPAL RISKS

The following chart provides information regarding principal investments and investment strategies of the Funds, and summarizes the principal risks applicable to the Funds. However, the fact that a particular risk is not indicated as a principal risk for a Fund does not mean that the Fund is prohibited from investing its assets in securities which give rise to that risk. It simply means that the risk is not a principal risk for that Fund. For example, the risk of investing in smaller companies is not listed as a principal risk for Large Cap Value Fund. This does not mean that Large Cap Value Fund is prohibited from investing in smaller companies, only that the risk of smaller companies is not one of the main risks associated with Large Cap Value Fund. The Portfolio Manager for a Fund has considerable leeway in choosing investment strategies and selecting securities that he or she believes will help the Fund achieve its investment objective. In seeking to meet its investment objective, a Fund's assets may be invested in any type of security or instrument whose investment characteristics are consistent with the Fund's investment program.

----------------------------------------------------------------------------------------------
                      LARGE                                    MID    SMALL              MID
                       CAP                ALPHA                CAP     CAP     SELECT    CAP
                      VALUE   EQUITY   OPPORTUNITY   GLOBAL   VALUE   GROWTH     25     GROWTH
----------------------------------------------------------------------------------------------
Market Risk             o       o           o           o       o        o        o       o
----------------------------------------------------------------------------------------------
Smaller Companies                           o           o       o        o                o
----------------------------------------------------------------------------------------------
Value Stocks            o       o           o                   o
----------------------------------------------------------------------------------------------
Growth Stocks                   o           o           o                o        o       o
----------------------------------------------------------------------------------------------
Short Sales                                 o                            o
----------------------------------------------------------------------------------------------
Management Risk                             o
----------------------------------------------------------------------------------------------
Foreign Securities      o       o           o           o       o                 o       o
----------------------------------------------------------------------------------------------
Emerging Markets                                        o
----------------------------------------------------------------------------------------------
Equity Derivatives      o       o           o           o       o                 o       o
----------------------------------------------------------------------------------------------
Leverage                o       o           o           o       o                         o
----------------------------------------------------------------------------------------------
Fixed-Income
Securities                                  o
----------------------------------------------------------------------------------------------
Non-Diversification                                                               o
----------------------------------------------------------------------------------------------
Investment in
Investment
Companies               o       o           o                   o                 o       o
----------------------------------------------------------------------------------------------
Restricted
Securities                                                      o                         o
----------------------------------------------------------------------------------------------
Active Trading                  o           o           o                o        o       o
----------------------------------------------------------------------------------------------
Technology Stocks               o                               o        o        o       o
----------------------------------------------------------------------------------------------
Overweighting           o       o           o                   o                 o       o
----------------------------------------------------------------------------------------------

An investment in the Funds is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of an investment in the Funds will fluctuate and is subject to investment risks, which means investors could lose money.

MARKET RISK -- Equity securities fluctuate in price, and their prices tend to fluctuate more dramatically over the shorter term than do the prices of other asset classes. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence or changes in economic, political or financial market conditions.

SMALLER COMPANIES -- The equity securities of smaller companies may be particularly volatile, especially during periods of economic uncertainty. Securities of smaller companies may present additional risks because their earnings are less predictable, their share prices tend to be more volatile and their securities often are less liquid than larger, more established companies.

VALUE STOCKS -- Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market, or that their prices may go down. While the Funds' investments in value stocks may limit downside risk over time, a Fund may, as a trade-off, produce more modest gains than riskier stock funds.

GROWTH STOCKS -- Investments in growth stocks may lack the dividend yield that can cushion stock prices in market downturns. Growth companies often are expected to increase their earnings at a certain rate. If expectations are not met, investors can punish the stocks, even if earnings do increase.

SHORT SALES -- A short sale entails selling a borrowed security with the expectation that the price of the security will decline, so that a Fund may purchase the security at a lower price when the Fund must return the security that it borrowed. While the potential losses associated with investing in stocks are typically limited to the original cost of the securities, the potential for losses associated with short positions is much greater than the original value of the securities sold short. The Fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that borrowed securities be returned to it on short notice, and the Fund may have to buy the borrowed securities at an unfavorable price, resulting in a loss. The use of short sales may cause the Fund to have higher expenses than those of equity mutual funds that do not engage in short sales, including the cost of paying the lender an amount equal to any dividends on the borrowed securities.

MANAGEMENT RISK -- Alpha Opportunity Fund is an actively managed investment portfolio. There is no guarantee that the management techniques employed with respect to the index strategy will closely track the performance of the S&P 500 Index. Also, Mainstream and its portfolio manager will apply investment techniques and risk analyses in making investment decisions for the portion of the Fund managed by Mainstream, but there can be no guarantee that these will produce the desired results.

FOREIGN SECURITIES -- Investing in foreign securities, including investing in foreign securities through ADRs, involves additional risks such as currency fluctuations, differences in financial reporting, accounting and auditing standards, a lack of adequate company information, a lesser degree of regulatory and legal oversight of securities markets and participants therein, nationalization, expropriation or confiscatory taxation, and political instability or adverse diplomatic developments. These risks may increase in underdeveloped capital markets.

EMERGING MARKETS -- All of the risks of investing in foreign securities are heightened by investing in less developed and developing countries, which are sometimes referred to as emerging markets. The markets of developing countries historically have been more volatile than the markets of developed countries with mature economies. These markets often have provided higher rates of return, and greater risks, to investors.

EQUITY DERIVATIVES -- Equity derivatives include options, futures and options on futures, which may be used to hedge a Fund's portfolio, to increase returns or to maintain exposure to a market without buying individual securities. These investments may pose risks in addition to those associated with investing directly in securities or other investments. These risks may include illiquidity of the equity derivative, imperfect correlation with underlying investments or the Fund's other portfolio holdings, and lack of availability. In addition, when a Fund sells covered call options, it receives cash but limits its opportunity to profit from an increase in the market value of the security beyond the exercise price (plus the premium received). The gain may be less than if the Fund had not sold an option on the underlying security. Accordingly, there is the risk that such practices may fail to serve their intended purposes, and may reduce returns or increase volatility. These practices also entail transactional expenses.

LEVERAGE -- The use of derivatives may create leveraging risk. For example, because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial impact on the net asset value of the Fund. Leveraging may cause a Fund to be more volatile than if it had not been leveraged. To mitigate leveraging risk, the Fund segregates liquid assets to meet its obligations under, or otherwise covers, the transactions that may give rise to this risk.

FIXED-INCOME SECURITIES -- Fixed-income investing may present risks because the market value of fixed-income investments generally is affected by changes in interest rates. When interest rates rise, the market value of a fixed-income security generally declines. Generally, the longer a bond's maturity, the greater the risk. A bond's value can also be affected by changes in the credit rating or financial condition of its issuer. Investments in higher yielding, high risk debt securities may present additional risk because these securities may be less liquid than investment grade bonds, and because they are more susceptible to the risk that the issuer will not be able to make the requisite principal and interest payments. They also tend to be more susceptible to high interest rates and to real or perceived adverse economic and competitive industry conditions. Bond values fluctuate, and an investor may receive more or less money than originally invested.

NON-DIVERSIFICATION -- A non-diversified Fund may hold larger positions in a smaller number of securities than a diversified Fund. As a result, a change in the market value of a single security may have a greater impact on a Fund's net asset value and total return. A non-diversified Fund is expected to be more volatile than a diversified Fund.

INVESTMENT IN INVESTMENT COMPANIES -- Investments in investment companies or other investment vehicles may include index-based unit investment trusts such as Standard & Poor's Depositary Receipts ("SPDRs") and similar securities of other investment companies or other investment vehicles. Such index-based investments typically hold substantially all of their assets in securities representing a specific index. In the case of SPDRs the index represented is the S&P 500, but the Fund may invest in other index based investments designed to track other indexes or market sectors. To the extent a Fund invests in other investment companies or vehicles, it will incur its pro rata share of the underlying investment companies' or vehicles' expenses, such as investment advisory and other management expenses, and shareholders will be required to pay the operating expenses of two or more investment vehicles. In addition, a Fund will be subject to the effects of business and regulatory developments that affect an underlying investment company or vehicle or the investment company industry generally. The Fund may use these index-based investments as a way of managing its cash position, to maintain liquidity while gaining exposure to the equity markets, or a particular sector of the equity market, or to seek to avoid losses in declining market conditions.

RESTRICTED SECURITIES -- Restricted securities cannot be sold to the public without registration under the Securities Act of 1933 ("1933 Act"). Unless registered for sale, restricted securities can be sold only in privately negotiated transactions or pursuant to an exemption from registration. Restricted securities are generally considered illiquid and, therefore, subject to the Fund's limitation on illiquid securities.

Restricted securities (including Rule 144A Securities) may involve a high degree of business and financial risk which may result in substantial losses. The securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund. In particular, Rule 144A Securities may be resold only to qualified institutional buyers in accordance with Rule 144A under the 1933 Act. Rule 144A permits the resale to "qualified institutional buyers" of "restricted securities" that, when issued, were not of the same class as securities listed on a U.S. securities exchange or quoted in the National Association of Securities Dealers Automated Quotation System ("Rule 144A Securities").

Investing in Rule 144A Securities and other restricted securities could have the effect of increasing the amount of a Fund's assets invested in illiquid securities to the extent that qualified institutional buyers become uninterested, for a time, in purchasing these securities.

ACTIVE TRADING -- Active trading will increase the costs a Fund incurs and as a result, may lower a Fund's performance. It may also increase the amount of tax an investor pays on a Fund's returns.

TECHNOLOGY STOCKS -- Companies in the rapidly changing fields of technology often face unusually high price volatility, both in terms of gains and losses. The potential for wide variation in performance is based on the special risks common to these stocks. For example, products or services that at first appear promising may not prove commercially successful or may become obsolete quickly. Earnings disappointments can result in sharp price declines. The level of risk will be increased to the extent that a Fund has significant exposure to smaller or unseasoned companies (those with less than a three-year operating history), which may not have established products or more experienced management.

OVERWEIGHTING -- Overweighting investments in certain sectors or industries of the stock market increases the risk that a Fund will suffer a loss because of general declines in the prices of stocks in those sectors or industries.

ADDITIONAL INFORMATION -- For more information about the Funds' investment program, including additional information about the risks of certain types of investments, please see the "Investment Policies and Management Practices" section of this prospectus and the Statement of Additional Information.

PORTFOLIO HOLDINGS -- A description of the Funds' policies and procedures with respect to the disclosure of the Funds' underlying portfolio securities is available in the Funds' Statement of Additional Information and on its website at www.securitybenefit.com. In addition, investors should note that the Funds publish a complete list of their month-end portfolio holdings on its website generally within one to two days after the end of each calendar month. Such information will remain online for four months.

PAST PERFORMANCE

The charts and tables on the following pages provide some indication of the risks of investing in the Funds by showing changes in the Funds' Class A share performance from year to year and by showing how the Funds' average annual returns have compared to those of broad measures of market performance. The tables also show how the Funds' average annual total returns for the periods indicated compare to those of broad measures of market performance. In addition, some Funds may make a comparison to a narrower index that more closely mirrors that Fund. Fee waivers and/or reimbursements reduced expenses of some of the Funds and in the absence of such waivers and/or reimbursements, the performance quoted would be reduced. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

The bar charts do not reflect the impact of taxes on distributions or the sales charge applicable to Class A shares which, if reflected, would lower the returns shown. Average annual total returns for each Fund's Class A shares include a deduction of the 5.75% front-end sales charge. Class B shares include a deduction of the appropriate deferred sales charge (5% in the first year declining to 0% in the sixth and later years). Class C shares include a deduction of the deferred sales charge of 1% in the first year.

Security Large Cap Value Fund - Class A(1)

----------------------------------------------------
HIGHEST AND LOWEST RETURNS
(Quarterly 1998-2007)
----------------------------------------------------
HIGHEST QUARTER
Q2 ended June 30, 2003                    14.92%

LOWEST QUARTER
Q3 ended September 30, 2002              (19.05)%
----------------------------------------------------

Bar Chart:

1998       -0.3%
1999        2.5%
2000       -7.2%
2001       -5.6%
2002      -24.2%
2003       27.3%
2004       10.1%
2005        9.6%
2006       20.8%
2007        4.6%


1 The Dreyfus Companies served as the sub-adviser to the Fund between January 1, 2001 and July 1, 2005. Before January 1, 2001 and since July 1, 2005, advisory services were provided by the Investment Manager.

--------------------------------------------------------------------------------
Average Annual Total Returns
(through December 31, 2007)
--------------------------------------------------------------------------------
                                                                       10 Years/
                                                 1 Year    5 Years     Inception
Class A
  Return Before Taxes                            (1.46)%    12.81%      2.16%
  Return After Taxes on Distributions(1)         (2.21)%    12.58%      1.32%
  Return After Taxes on Distributions
    and Sale of Fund Shares(1)                   (0.21)%    11.16%      1.38%
Class B                                          (0.75)%    13.19%      2.02%
Class C                                           2.86%     13.33%      2.45%(2)
Russell 1000 Value Index (reflects no
  deduction for fees, expenses or taxes)(3)      (0.17)%    14.53%      7.68%
--------------------------------------------------------------------------------
1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only. After-tax returns for Class B and C will vary.

2 For the period beginning January 29, 1999 (date of inception) to December 31, 2007.

3 The Russell 1000 Value Index is an unmanaged index representing the performance of those Russell 1000 Value Index companies with lower forecasted growth values.
--------------------------------------------------------------------------------

Security Equity Fund - Class A

----------------------------------------------------
HIGHEST AND LOWEST RETURNS
(Quarterly 1998-2007)
----------------------------------------------------
HIGHEST QUARTER
Q4 ended December 31, 1998                20.90%

LOWEST QUARTER
Q3 ended September 30, 2002              (15.17)%
----------------------------------------------------

Bar Chart:
1998           26.5%
1999           11.0%
2000          -12.5%
2001          -11.9%
2002          -23.6%
2003           20.9%
2004            7.4%
2005            3.8%
2006           12.0%
2007           -5.1%

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2007)
--------------------------------------------------------------------------------
                                                                      10 Years/
                                                  1 Year    5 Years   Inception
Class A
  Return Before Taxes                            (10.61)%    6.19%     1.13%
  Return After Taxes on Distributions(1)         (12.97)%    4.87%    (0.01)%
  Return After Taxes on Distributions
    and Sale of Fund Shares(1)                    (4.39)%    5.14%     0.76%
Class B                                           (9.72)%    6.36%     1.00%
Class C                                           (6.44)%    6.69%    (1.73)%(2)
S&P 500 Index (reflects no
  deduction for fees, expenses or taxes)(3)        5.49%    12.83%     5.91%
--------------------------------------------------------------------------------
1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only. After-tax returns for Class B and C will vary.

2 For the period beginning January 29, 1999 (date of inception) to December 31, 2007.

3 The S&P 500 Index is composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks.
--------------------------------------------------------------------------------

Security Alpha Opportunity Fund - Class A

----------------------------------------------------
HIGHEST AND LOWEST RETURNS
(Quarterly 2004-2007)
----------------------------------------------------
HIGHEST QUARTER
Q1 ended March 31, 2006                    9.72%

LOWEST QUARTER
Q4 ended December 31, 2007                (5.59)%
----------------------------------------------------

Bar Chart:
2004            12.3%
2005             7.1%
2006            12.4%
2007            18.1%

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2007)
--------------------------------------------------------------------------------
                                                                       Since
                                                         1 Year     Inception(2)
Class A
  Return Before Taxes                                    11.35%        13.76%
  Return After Taxes on Distributions(1)                  3.95%         9.74%
  Return After Taxes on Distributions
    and Sale of Fund Shares(1)                            7.66%         9.61%
Class B                                                  12.58%        14.13%
Class C                                                  16.30%        14.43%
S&P 500 Index (reflects no
  deduction for fees, expenses or taxes)(3)               5.49%        11.31%
--------------------------------------------------------------------------------
1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only. After-tax returns for Class B and C will vary.

2  For the period  beginning  July 7, 2003 (date of  inception)  to December 31,
   2007.

3 The S&P 500 Index is composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks.
--------------------------------------------------------------------------------

Security Global Fund - Class A

-----------------------------------------------------
HIGHEST AND LOWEST RETURNS
(Quarterly 1998-2007)
-----------------------------------------------------
HIGHEST QUARTER
Q4 ended December 31, 1999                37.45%

LOWEST QUARTER
Q3 ended September 30, 2002              (18.96)%
-----------------------------------------------------

Bar Chart:
1998            19.2%
1999            54.8%
2000             3.1%
2001           -13.2%
2002           -24.2%
2003            41.6%
2004            18.0%
2005            13.1%
2006            16.6%
2007            11.2%

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2007)
--------------------------------------------------------------------------------
                                               1 Year      5 Years     10 Years/
                                                                       Inception
Class A
  Return Before Taxes                           4.83%       18.21%     11.19%
  Return After Taxes on Distributions(1)       (1.04)%      16.42%      9.26%
  Return After Taxes on Distributions
    and Sale of Fund Shares(1)                  9.25%       15.88%      9.18%
Class B                                         7.99%       19.16%     11.37%
Class C                                         9.67%       18.72%     10.03%(2)
MSCI World Index (reflects no
  deduction for fees, expenses or taxes)(3)     9.04%       16.96%      7.00%
--------------------------------------------------------------------------------
1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only. After-tax returns for Class B and C will vary.

2 For the period beginning January 29, 1999 (date of inception) to December 31, 2007.

3 The MSCI World Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
--------------------------------------------------------------------------------

Security Mid Cap Value Fund - Class A

----------------------------------------------------
HIGHEST AND LOWEST RETURNS
(Quarterly 1998-2007)
----------------------------------------------------
HIGHEST QUARTER
Q2 ended June 30, 2003                    27.21%

LOWEST QUARTER
Q3 ended September 30, 2002              (22.48)%
----------------------------------------------------

Bar Chart:
1998            16.1%
1999            21.8%
2000            26.7%
2001            11.3%
2002           -14.9%
2003            51.8%
2004            26.8%
2005            15.7%
2006            14.9%
2007             1.0%

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2007)
--------------------------------------------------------------------------------
                                                 1 Year     5 Years    10 Years/
                                                                       Inception
Class A
  Return Before Taxes                            (4.82)%    19.51%     15.27%
  Return After Taxes on Distributions(1)         (7.96)%    17.94%     14.08%
  Return After Taxes on Distributions
    and Sale of Fund Shares(1)                    0.43%     17.02%     13.41%
Class B                                          (3.69)%    19.84%     15.11%
Class C                                          (0.55)%    20.03%     15.15%(2)
Russell 2500 Value Index (reflects no
  deduction for fees, expenses or taxes) (3)     (7.27)%    16.17%      9.66%
--------------------------------------------------------------------------------
1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only. After-tax returns for Class B and C will vary.

2 For the period beginning January 29, 1999 (date of inception) to December 31, 2007.

3 The Russell 2500 Value Index is an unmanaged index that measures the performance of securities of small-to-mid cap U.S. companies with greater-than-average value orientation.
--------------------------------------------------------------------------------

Security Small Cap Growth Fund - Class A

----------------------------------------------------
HIGHEST AND LOWEST RETURNS
(Quarterly 1998-2007)
----------------------------------------------------
HIGHEST QUARTER
Q4 ended December 31, 1999                52.99%

LOWEST QUARTER
Q1 ended March 31, 2001                  (27.00)%
----------------------------------------------------

Bar Chart:
1998            10.4%
1999            87.2%
2000            -9.6%
2001           -28.9%
2002           -27.3%
2003            55.1%
2004            16.1%
2005             6.7%
2006             4.6%
2007             4.8%

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2007)
--------------------------------------------------------------------------------
                                               1 Year      5 Years     10 Years/
                                                                       Inception
Class A
  Return Before Taxes                          (1.20)%     14.70%      6.72%
  Return After Taxes on Distributions(1)       (2.76)%     14.33%      6.27%
  Return After Taxes on Distributions
    and Sale of Fund Shares(1)                  0.25%      12.82%      5.74%
Class B                                        (0.71)%     14.98%      6.57%
Class C                                         3.09%      15.22%      5.63%(2)
Russell 2000 Growth Index (reflects no
  deduction for fees, expenses or taxes)(3)     7.04%      16.50%      4.32%
--------------------------------------------------------------------------------
1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only. After-tax returns for Class B and C will vary.

2 For the period beginning January 29, 1999 (date of inception) to December 31, 2007.

3 The Russell 2000 Growth Index is an unmanaged index that measures the performance of securities of smaller U.S. companies with greater-than-average growth orientation.
--------------------------------------------------------------------------------

Security Select 25 Fund - Class A

----------------------------------------------------
HIGHEST AND LOWEST RETURNS
(Quarterly 2000-2007)
----------------------------------------------------
HIGHEST QUARTER
Q4 ended December 31, 2001                20.45%

LOWEST QUARTER
Q3 ended September 30, 2001              (18.76)%
----------------------------------------------------

Bar Chart:
2000           -17.7%
2001           -10.9%
2002           -26.3%
2003            16.9%
2004            10.9%
2005            11.7%
2006             6.5%
2007            -6.4%


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2007)
--------------------------------------------------------------------------------
                                                1 Year    5 Years      Since
                                                                    Inception(2)
Class A
  Return Before Taxes                          (11.77)%    6.35%      (0.98)%
  Return After Taxes on Distributions(1)       (12.95)%    6.07%      (1.13)%
  Return After Taxes on Distributions
    and Sale of Fund Shares(1)                  (6.09)%    5.49%      (0.83)%
Class B                                         (7.10)%    6.81%      (0.97)%
Class C                                         (8.01)%    6.81%      (1.01)%
Russell 1000 Growth Index (reflects no
  deduction for fees, expenses or taxes)(3)     11.81%    12.11%       0.04%
--------------------------------------------------------------------------------
1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only. After-tax returns for Class B and C will vary.

2 For the period beginning January 29, 1999 (date of inception) to December 31, 2007.

3 The Russell 1000 Growth Index is an unmanaged index which includes stocks incorporated in the United States and its territories and measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Index performance assumes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------

Security Mid Cap Growth Fund - Class A

----------------------------------------------------
HIGHEST AND LOWEST RETURNS
(Quarterly 1998-2007)
----------------------------------------------------
HIGHEST QUARTER
Q4 ended December 31, 1999                37.08%

LOWEST QUARTER
Q3 ended September 30, 2001              (27.27)%
----------------------------------------------------

Bar Chart:
1998            16.7%
1999            59.7%
2000            16.4%
2001           -14.6%
2002           -27.6%
2003            56.0%
2004             9.6%
2005             7.0%
2006             4.6%
2007            -9.9%


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2007)
--------------------------------------------------------------------------------
                                                 1 Year     5 Years    10 Years/
                                                                       Inception
Class A
  Return Before Taxes                           (15.04)%    10.19%     8.01%
  Return After Taxes on Distributions(1)        (18.38)%     8.40%     6.32%
  Return After Taxes on Distributions
    and Sale of Fund Shares(1)                   (6.88)%     8.68%     6.57%
Class B                                         (13.83)%    10.49%     7.88%
Class C                                         (11.20)%    10.74%     6.62%(2)
Russell Mid Cap Growth Index (reflects no
  deduction for fees, expenses, or taxes)(3)     11.43%     17.90%     7.59%
Russell 2500 Growth Index (reflects no
  deduction for fees, expenses or taxes)(4)       9.69%     17.43%     6.62%
--------------------------------------------------------------------------------
1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only. After-tax returns for Class B and C will vary.

2 For the period beginning January 29, 1999 (date of inception) to December 31, 2007.

3 The Russell Mid Cap Growth Index is an unmanaged capitalization-weighted index that is designed to measure the performance of the 800 smallest companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell Mid Cap Growth Index replaced the Russell 2500 Growth Index as the Fund's primary benchmark effective February 1, 2008, to provide a more meaningful comparison of the Fund's performance in light of the investment strategies that it employs.

4 The Russell 2500 Growth Index is an unmanaged index that measures the performance of securities of small-to-mid cap U.S. companies with greater-than-average growth orientation.
--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUNDS

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUNDS.

----------------
SHAREHOLDER FEES
----------------

Fees paid directly from your investment.

Unless otherwise noted, the following fees apply to all of the Funds:

--------------------------------------------------------------------------------
                                               CLASS A      CLASS B      CLASS C
                                               SHARES      SHARES(1)      SHARES
--------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases
(as a percentage of offering price)             5.75%        None         None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (as a
percentage of original purchase price
or redemption proceeds, whichever is lower)    None(2)       5%(3)        1%(4)
--------------------------------------------------------------------------------
Global Fund Only -- Redemption Charge (as a
percentage of amount redeemed or exchanged)     2%(5)        None         None
--------------------------------------------------------------------------------
1 Class B shares convert tax-free to Class A shares automatically after eight years.

2 Purchases of Class A shares in amounts of $1,000,000 or more are not subject to an initial sales load; however, a deferred sales charge of 1% is imposed in the event of redemption within one year of purchase.

3 5% during the first year, decreasing incrementally to 0% in the sixth and following years.

4 A deferred sales charge of 1% is imposed in the event of redemption within one year of purchase.

5 A redemption charge of 2% will be assessed on any shares redeemed or exchanged within 30 days after the date they were acquired. This charge does not apply to (1) shares held in retirement plans purchased from the Investment Manager or an affiliate or that are administered by the Investment Manager or an affiliate, such as 401(k), 403(b), 457, Keogh, SIMPLE IRA, SEP-IRA and money purchase pension accounts, (2) shares purchased through the reinvestment of dividends or capital gains distributions, (3) redemptions in an amount less than $10,000, or (4) redemptions and/or exchanges made through pre-approved asset allocation programs.
--------------------------------------------------------------------------------

------------------------------
ANNUAL FUND OPERATING EXPENSES
------------------------------

Expenses that are deducted from Fund assets.

--------------------------------------------------------------------------------
                                               CLASS A     CLASS B       CLASS C
--------------------------------------------------------------------------------
LARGE CAP VALUE FUND
--------------------------------------------------------------------------------
Management fee...............................   0.65%       0.65%         0.65%
Distribution (12b-1) fees....................   0.25%       1.00%         1.00%
Acquired fund fees and expenses..............   0.01%       0.01%         0.01%
Other expenses...............................   0.45%       0.45%         0.45%
TOTAL ANNUAL FUND OPERATING EXPENSES.........   1.36%       2.11%(6)      2.11%
Fee reduction(4).............................  (0.10)%     (0.10)%       (0.10)%
NET EXPENSES.................................   1.26%       2.01%         2.01%
--------------------------------------------------------------------------------
EQUITY FUND
--------------------------------------------------------------------------------
Management fee...............................   0.75%       0.75%         0.75%
Distribution (12b-1) fees....................   0.25%       1.00%         1.00%
Other expenses...............................   0.34%       0.34%         0.34%
TOTAL ANNUAL FUND OPERATING EXPENSES.........   1.34%       2.09%         2.09%
--------------------------------------------------------------------------------
ALPHA OPPORTUNITY FUND
--------------------------------------------------------------------------------
Management fee(1)............................   1.90%       1.90%         1.90%
Distribution (12b-1) fees....................   0.25%       1.00%         1.00%
Other expenses...............................   0.73%       0.69%         0.70%
TOTAL ANNUAL FUND OPERATING EXPENSES.........   2.88%       3.59%         3.60%
Fee reduction(5).............................  (0.20)%     (0.20)%       (0.20)%
NET EXPENSES.................................   2.68%       3.39%         3.40%
--------------------------------------------------------------------------------
GLOBAL FUND
--------------------------------------------------------------------------------
Management fee...............................   1.00%       1.00%         1.00%
Distribution (12b-1) fees....................   0.25%       1.00%(3)      1.00%
Other expenses...............................   0.44%       0.44%         0.44%
TOTAL ANNUAL FUND OPERATING EXPENSES.........   1.69%       2.44%         2.44%
--------------------------------------------------------------------------------
MID CAP VALUE FUND
--------------------------------------------------------------------------------
Management fee(2)............................   0.80%       0.80%         0.80%
Distribution (12b-1) fees....................   0.25%       1.00%         1.00%
Other expenses...............................   0.27%       0.27%         0.27%
TOTAL ANNUAL FUND OPERATING EXPENSES.........   1.32%       2.07%         2.07%
--------------------------------------------------------------------------------
SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------
Management fee...............................   1.00%       1.00%         1.00%
Distribution (12b-1) fees....................   0.25%       1.00%         1.00%
Other expenses...............................   0.55%       0.56%         0.56%
TOTAL ANNUAL FUND OPERATING EXPENSES.........   1.80%       2.56%         2.56%
--------------------------------------------------------------------------------
SELECT 25 FUND
--------------------------------------------------------------------------------
Management fee...............................   0.75%       0.75%         0.75%
Distribution (12b-1) fees....................   0.25%       1.00%         1.00%
Acquired fund fees and expenses..............   0.01%       0.01%         0.01%
Other expenses...............................   0.57%       0.57%         0.57%
TOTAL ANNUAL FUND OPERATING EXPENSES.........   1.58%       2.33%         2.33%
Fee reduction(4).............................  (0.22)%     (0.22)%       (0.22)%
NET EXPENSES.................................   1.36%       2.11%         2.11%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                               CLASS A     CLASS B       CLASS C
--------------------------------------------------------------------------------
MID CAP GROWTH FUND
--------------------------------------------------------------------------------
Management fee...............................   0.75%       0.75%         0.75%
Distribution (12b-1) fees....................   0.25%       1.00%         1.00%
Other expenses...............................   0.41%       0.41%         0.41%
TOTAL ANNUAL FUND OPERATING EXPENSES.........   1.41%       2.16%         2.16%
--------------------------------------------------------------------------------
1 Alpha Opportunity Fund pays an advisory fee that will range from 1.25% to 2.75% of average daily net assets based upon the Fund's performance relative to the S&P 500 Index. See the discussion of such fee under "Management Fees."

2 Mid Cap Value Fund pays an advisory fee at an annual rate of 1.00% of the average daily net assets of $200 million or less, and 0.75% of the average daily net assets of the Fund in excess of $200 million.

3 Effective August 25, 2005, Class B shares of the Global Fund ceased charging 12b-1 fees in accordance with NASD rules, although it is possible that such fees may be charged in the future. As a result of this 12b-1 cap the total annual fund operating expenses attributable to Class B shares for fiscal year 2007 were 1.44%.

4 Effective January 1, 2007, the Fund's Investment Manager has contractually agreed through January 31, 2009 to waive fees and/or reimburse Fund expenses to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees, but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) ("Operating Expenses") of the Large Cap Value and Select 25 Funds to the indicated annual percentages of average daily net assets: 1.25% of Security Large Cap Value Class A shares; 2.00% of Security Large Cap Value Class B and C shares; 1.35% of Select 25 Fund Class A shares; and 2.10% of Select 25 Fund Class B and C shares. The Net expenses shown above for Security Large Cap Value Fund and Security Select 25 Fund are one basis point (0.01%) higher than the cap provided under the expense limitation agreement because acquired fund fees and expenses are excluded from the calculation. The Investment Manager is entitled to reimbursement by a Fund of fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized Operating Expenses are less than the indicated percentages.

5 Effective January 1, 2007, the Fund's Investment Manager has contractually agreed through January 31, 2009 to waive fees and/or reimburse Alpha Opportunity Fund expenses to the extent necessary to limit the ordinary operating expenses (excluding investment advisory fees, distribution (12b-1) fees, brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification and extraordinary expenses) ("Operating Expenses") of each class of shares of the Fund to the indicated annual rate of 0.50% of average daily net assets. The Investment Manager is entitled to reimbursement by the Alpha Opportunity Fund of fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized Operating Expenses are less than the indicated percentage.

6 Effective August 1, 2007, Class B shares of the Large Cap Value Fund ceased charging 12b-1 fees in accordance with NASD rules, although it is possible that such fees may be charged in the future. As a result of this 12b-1 cap the total annual fund operating expenses attributable to Class B shares for fiscal year 2007 were 1.92%.
--------------------------------------------------------------------------------

EXAMPLE

This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

Each Example assumes that you invest $10,000 in a Fund for the time periods indicated. Each Example also assumes that your investment has a 5% return each year and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be as follows:

You would pay the following expenses if you redeemed your shares at the end of each period.

--------------------------------------------------------------------------------
CLASS A                              1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
Large Cap Value Fund                  $695      $  949      $1,222       $1,999
--------------------------------------------------------------------------------
Equity Fund                            704         975       1,267        2,095
--------------------------------------------------------------------------------
Alpha Opportunity Fund                 849       1,416       2,006        3,595
--------------------------------------------------------------------------------
Global Fund                            737       1,077       1,440        2,458
--------------------------------------------------------------------------------
Mid Cap Value Fund                     702         969       1,257        2,074
--------------------------------------------------------------------------------
Small Cap Growth Fund                  747       1,109       1,494        2,569
--------------------------------------------------------------------------------
Select 25 Fund                         705         978       1,272        2,105
--------------------------------------------------------------------------------
Mid Cap Growth Fund                    710         996       1,302        2,169
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
CLASS B                              1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
Large Cap Value Fund                  $703      $  927      $1,278       $2,134
--------------------------------------------------------------------------------
Equity Fund                            712         955       1,324        2,229
--------------------------------------------------------------------------------
Alpha Opportunity Fund                 862       1,400       2,059        3,686
--------------------------------------------------------------------------------
Global Fund                            747       1,061       1,501        2,591
--------------------------------------------------------------------------------
Mid Cap Value Fund                     710         949       1,314        2,208
--------------------------------------------------------------------------------
Small Cap Growth Fund                  759       1,096       1,560        2,712
--------------------------------------------------------------------------------
Select 25 Fund                         713         958       1,329        2,240
--------------------------------------------------------------------------------
Mid Cap Growth Fund                    719         976       1,359        2,303
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
CLASS C                              1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
Large Cap Value Fund                  $303      $  627      $1,078       $2,327
--------------------------------------------------------------------------------
Equity Fund                            312         655       1,124        2,421
--------------------------------------------------------------------------------
Alpha Opportunity Fund                 463       1,103       1,864        3,862
--------------------------------------------------------------------------------
Global Fund                            347         761       1,301        2,776
--------------------------------------------------------------------------------
Mid Cap Value Fund                     310         649       1,114        2,400
--------------------------------------------------------------------------------
Small Cap Growth Fund                  359         796       1,360        2,895
--------------------------------------------------------------------------------
Select 25 Fund                         335         724       1,240        2,656
--------------------------------------------------------------------------------
Mid Cap Growth Fund                    319         676       1,159        2,493
--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares.

--------------------------------------------------------------------------------
CLASS A                              1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
Large Cap Value Fund                  $695      $  949      $1,222       $1,999
--------------------------------------------------------------------------------
Equity Fund                            704         975       1,267        2,095
--------------------------------------------------------------------------------
Alpha Opportunity Fund                 849       1,416       2,006        3,595
--------------------------------------------------------------------------------
Global Fund                            737       1,077       1,440        2,458
--------------------------------------------------------------------------------
Mid Cap Value Fund                     702         969       1,257        2,074
--------------------------------------------------------------------------------
Small Cap Growth Fund                  747       1,109       1,494        2,569
--------------------------------------------------------------------------------
Select 25 Fund                         705         978       1,272        2,105
--------------------------------------------------------------------------------
Mid Cap Growth Fund                    710         996       1,302        2,169
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
CLASS B                              1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
Large Cap Value Fund                  $203      $  627      $1,078       $2,134
--------------------------------------------------------------------------------
Equity Fund                            212         655       1,124        2,229
--------------------------------------------------------------------------------
Alpha Opportunity Fund                 362       1,100       1,859        3,686
--------------------------------------------------------------------------------
Global Fund                            247         761       1,301        2,591
--------------------------------------------------------------------------------
Mid Cap Value Fund                     210         649       1,114        2,208
--------------------------------------------------------------------------------
Small Cap Growth Fund                  259         796       1,360        2,712
--------------------------------------------------------------------------------
Select 25 Fund                         213         658       1,129        2,240
--------------------------------------------------------------------------------
Mid Cap Growth Fund                    219         676       1,159        2,303
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
CLASS C                              1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
Large Cap Value Fund                  $203      $  627      $1,078       $2,327
--------------------------------------------------------------------------------
Equity Fund                            212         655       1,124        2,421
--------------------------------------------------------------------------------
Alpha Opportunity Fund                 363       1,103       1,864        3,862
--------------------------------------------------------------------------------
Global Fund                            247         761       1,301        2,776
--------------------------------------------------------------------------------
Mid Cap Value Fund                     210         649       1,114        2,400
--------------------------------------------------------------------------------
Small Cap Growth Fund                  259         796       1,360        2,895
--------------------------------------------------------------------------------
Select 25 Fund                         235         724       1,240        2,656
--------------------------------------------------------------------------------
Mid Cap Growth Fund                    219         676       1,159        2,493
--------------------------------------------------------------------------------

INVESTMENT MANAGER

Security Investors, LLC (the "Investment Manager"), One Security Benefit Place, Topeka, Kansas 66636, is the Funds' investment manager. On September 30, 2007, the aggregate assets under the investment management of the Investment Manager were approximately $11.8 billion.

MANAGEMENT FEES -- The following chart shows the aggregate investment management fees paid by each Fund during the last fiscal year, except as otherwise indicated. For Funds for which the Investment Manager has retained a sub-adviser, the Investment Manager, and not the Funds, is responsible for payment of sub-advisory fees.

The Investment Manager may waive some or all of its management fee to limit the total operating expenses of a Fund to a specified level. The Investment Manager also may reimburse expenses of a Fund from time to time to help it maintain competitive expense ratios. These arrangements may be voluntary, in which case they may be terminated at any time. The fees without waivers or reimbursements are shown in the fee table on page 22.

--------------------------------------------------------------------------------
MANAGEMENT FEES (NET OF WAIVERS)
(expressed as a percentage of average net assets)
--------------------------------------------------------------------------------
Large Cap Value Fund....................................................   0.65%
Equity Fund.............................................................   0.75%
Alpha Opportunity Fund(1)...............................................   1.90%
Global Fund.............................................................   1.00%
Mid Cap Value Fund(2)...................................................   0.80%
Small Cap Growth Fund...................................................   1.00%
Select 25 Fund..........................................................   0.75%
Mid Cap Growth Fund.....................................................   0.75%
--------------------------------------------------------------------------------
1 Alpha Opportunity Fund's management fee is a "fulcrum-type" performance fee that varies on a monthly basis depending on the Fund's investment performance against the investment record of the S&P 500 Index over a rolling twelve month period. Please see discussion below.

2 Mid Cap Value Fund's management fee is paid at an annual rate of 1.00% of the average daily net assets of $200 million or less, plus 0.75% of the average daily net assets of the Fund in excess of $200 million.
--------------------------------------------------------------------------------

The Investment Manager receives a management fee from Alpha Opportunity Fund that has two components. The first component is a monthly base fee equal to an annual rate of 2.00% of Alpha Opportunity Fund's average daily net assets over the month. The second component is a performance adjustment that either increases or decreases the base fee each month, depending on how Alpha Opportunity Fund performed relative to the S&P 500 Index during the "Measuring Period," which is a twelve-month period ending on the last day of the month for which the management fee is calculated.

Each month, the positive (or negative) performance adjustment rate is equal to 0.75% multiplied by the ratio of the number of percentage points by which the investment performance of the Fund (calculated by reference to Class A shares) exceeds (or lags) the investment record of the S&P 500 Index over the Measuring Period as compared to 15 percentage points. For example, for a month, if the investment performance of the Fund is 6.6% and the investment record of the S&P 500 Index is 0%, the ratio would be 6.6 to 15, or 0.44, times 0.75%, for an upward performance adjustment at an annual rate of 0.33% of average daily net assets over the Measuring Period. Similarly, for a month, if the investment performance of the Fund is -10.0% and the investment record of the S&P 500 Index is 0%, the ratio would be 10 to 15, or 0.667, times 0.75%, for a downward performance adjustment at an annual rate of 0.50% of average daily net assets over the Measuring Period.

Consequently, each month, when the Fund's investment performance (calculated by reference to Class A shares) matches the investment record of the S&P 500 Index over the Measuring Period, the Investment Manager receives only the base fee. Each month, if the investment performance of the Fund's Class A shares exceeds the investment record of the S&P 500 Index over the Measuring Period, the performance adjustment increases the fee paid to the Investment Manager, reaching a maximum monthly fee of 1/12th of 2.00% of the Alpha Opportunity Fund's average daily net assets over the month, plus 1/12th of 0.75% of the Alpha Opportunity Fund's average daily net assets over the Measuring Period when the Fund's investment performance is superior by 15 percentage points or more to the investment record of the S&P 500 Index over the Measuring Period. Each month, if the investment performance of the Fund's Class A shares trails the investment record of the S&P 500 Index over the Measuring Period, the performance adjustment decreases the fee paid to the Investment Manager, reaching a minimum monthly fee of 1/12th of 2.00% of the Alpha Opportunity Fund's average daily net assets over the month, less 0.75% of the Alpha Opportunity Fund's average daily net assets over the Measuring Period when the Fund's investment performance lags by 15 percentage points or more the investment record of the S&P 500 Index over the Measuring Period.

The performance adjustment is calculated on the basis of the "rolling" 12 month Measuring Period, so that a fee rate calculated on the basis of investment performance over a 12 month period will apply only for that month, and then will be subject to recalculation for the following month on the basis of the Fund's investment performance over the Measuring Period ending that month.

The following table includes examples showing the annual fees that the Investment Manager would earn at various levels of investment performance of the Alpha Opportunity Fund and the S&P 500 Index assuming that the average daily net assets of the Fund remain constant over the Measuring Period:

--------------------------------------------------------------------------------
% POINT DIFFERENCE                            PERFORMANCE            TOTAL
BETWEEN PERFORMANCE                           ADJUSTMENT           MANAGEMENT
  PERFORMANCE OF                              FROM BASE             FEE PAID
  CLASS A SHARES          ANNUAL BASE        ADVISORY FEE          TO MANAGER
 AND S&P 500 INDEX      ADVISORY FEE(1)     (ANNUALIZED)(2)     (ANNUALIZED)(3)
--------------------------------------------------------------------------------
        15%                  2.00%              +0.75%               2.75%
--------------------------------------------------------------------------------
        10%                  2.00%              +0.50%               2.50%
--------------------------------------------------------------------------------
         5%                  2.00%              +0.25%               2.25%
--------------------------------------------------------------------------------
         0%                  2.00%              0.00%                2.00%
--------------------------------------------------------------------------------
        -5%                  2.00%              -0.25%               1.75%
--------------------------------------------------------------------------------
       -10%                  2.00%              -0.50%               1.50%
--------------------------------------------------------------------------------
       -15%                  2.00%              -0.75%               1.25%
--------------------------------------------------------------------------------
1 Calculated monthly (i.e., 1/12th of 2.00%) on the basis of average net assets over the month during which the fee is calculated.

2 Calculated monthly on the basis of the Fund's average net assets over the Measuring Period.

3 By virtue of using a "rolling" Measuring Period and calculating the base fee and the performance adjustment on different asset bases, the actual management fees paid by the Fund may differ from the maximum and annual fee rates shown above, particularly if the average daily net assets of the Fund do not remain constant during the Measuring Period.
--------------------------------------------------------------------------------

Please note that the controlling factor is not whether the Alpha Opportunity Fund's investment performance is positive or negative, but whether it exceeds or lags the investment record of the S&P 500 Index. Accordingly, it is possible that the Fund could pay the Investment Manager the maximum advisory fee even though the Fund had negative investment performance during the Measuring Period if the Fund's investment performance significantly exceeded the investment record of the S&P 500 Index during the Measuring Period. Similarly, the Fund could pay the Investment Manager the maximum advisory fee even though the Investment Manager had negative performance if overall Fund performance significantly exceeded the S&P 500 Index due to the level of performance of Mainstream. The net advisory fee received by the Investment Manager typically will be 0.75% of average daily net assets annually, regardless of the performance of the Fund or the Investment Manager. The "net advisory fee" is equal to the difference between the advisory fee paid by the Fund and the sub-advisory fee paid by the Investment Manager to Mainstream (which is not necessarily paid out of advisory fees received by the Investment Manager). The Fund's investment performance is compared against the investment record of the S&P 500 Index only on the basis of a rolling 12 month period, and not on the basis of relative performance over a longer period. The base fee, as adjusted may be higher than investment advisory fees typically paid by mutual funds.

A discussion regarding the basis of the Board of Directors approving any investment advisory contract of the Fund will be available in the Fund's semi-annual report for fiscal half-year ending March 31, 2008.

PORTFOLIO MANAGERS -- The Portfolio Managers of the Investment Manager oversee the day-to-day operations of the following Funds:

------------------------------------
EQUITY FUND AND LARGE CAP VALUE FUND
------------------------------------

MARK MITCHELL, Portfolio Manager of the Investment Manager, has managed the Large Cap Value Fund since July 2005. He has managed the Equity Fund since February 2004 (co-managing with Mr. Bronzo since February 2008). Prior to joining the Investment Manager, Mr. Mitchell was employed by GE Investments and its successor company GE Asset Management from 1994 to 2002 in the following positions: Senior Financial Analyst, Taxable Fixed Income from 1994 to 1995; Sector Portfolio Manager and Research Analyst from 1996 to 1998; Vice President, Assistant Portfolio Manager from 1998 to 1999; Vice President, Sector Portfolio Manager and Research Analyst from 1999 to 2001; and most recently as Vice President, Portfolio Manager, US Equities. Prior to 1994, Mr. Mitchell served in various positions with GE Capital. Mr. Mitchell holds a Bachelor of Science degree with an emphasis in Finance from the University of Nebraska and is a graduate of the GE Financial Management Program. He is a Chartered Financial Analyst charterholder.

------------------------------
EQUITY FUND AND SELECT 25 FUND
------------------------------

MARK P. BRONZO, Portfolio Manager of the Investment Manager, has been the co-manager of Equity Fund and the manager of Select 25 Fund since February 2008.

Prior to joining the Investment Manager in 2008, he was a Managing Director and member of the Board of Managers of Nationwide Separate Accounts LLC, the successor advisor to Groupama Asset Management N.A. ("GAMNA") and Chairman, President and Chief Executive Officer of the Gartmore Mutual Funds II, Inc. From 1995 to 2003, he served as Senior Vice President, Managing Director and Board member of GAMNA. Mr. Bronzo earned a Bachelor of Arts degree in Economics from Boston College and an MBA in Finance from New York University. He is a Chartered Financial Analyst charterholder.

-------------------
MID CAP GROWTH FUND
-------------------

JOSEPH C. O'CONNOR, Portfolio Manager of the Investment Manager, has been the manager of Mid Cap Growth Fund since February 2008. Prior to joining the Investment Manager in 2008, he was a Managing Director of Nationwide Separate Accounts LLC, the successor advisor to Groupama Asset Management N.A. ("GAMNA"). From 2000 to 2003, he served as Senior Vice President, Managing Director and Board member of GAMNA. Mr. O'Connor earned a Bachelor of Science degree in Finance from St. John's University.

----------------------
ALPHA OPPORTUNITY FUND
----------------------

STEVEN M. BOWSER, Senior Portfolio Manager of the Investment Manager, has been a co-manager of the Alpha Opportunity Fund since its inception in July 2003. Mr. Bowser joined the Investment Manager in 1992. From 1989 to 1992, Mr. Bowser was Assistant Vice President and Portfolio Manager with the Federal Home Loan Bank of Topeka. He was employed at the Federal Reserve Bank of Kansas City in 1988 and began his career with the Farm Credit System from 1982 to 1987, serving as a Senior Financial Analyst and Assistant Controller. He graduated with a Bachelor of Science degree from Kansas State University in 1982. He is a Chartered Financial Analyst charterholder and FINRA Series 7 license holder.

MARK LAMB, has managed Alpha Opportunity Fund since its inception in July 2003. Mr. Lamb joined the Investment Manager in February 2003. Prior to joining the Investment Manager, Mr. Lamb was employed by ARM Financial Group as director of investment risk management and senior derivatives portfolio manager. From 1997 to 1998, Mr. Lamb was director of financial engineering for LG&E Energy Marketing and from 1989 to 1997, he was project manager of corporate finance and director of derivative securities for Providian Capital Holding. Mr. Lamb holds a Bachelor of Science degree in engineering physics and an MBA from Murray State University. He is a Chartered Financial Analyst charterholder.

------------------
MID CAP VALUE FUND
------------------

JAMES P. SCHIER, Senior Portfolio Manager of the Investment Manager, has been the manager of Mid Cap Value Fund since its inception in 1997. While employed by the Investment Manager, he also served as a research analyst. Prior to joining the Investment Manager in 1995, he was a portfolio manager for Mitchell Capital Management from 1993 to 1995. From 1988 to 1993, he served as Vice President and Portfolio Manager for Fourth Financial. Prior to 1988, Mr. Schier served in various positions in the investment field for Stifel Financial, Josepthal & Company and Mercantile Trust Company. Mr. Schier earned a Bachelor of Business degree from the University of Notre Dame and an MBA from Washington University. He is a Chartered Financial Analyst charterholder.

SUB-ADVISERS

The Investment Manager and the Funds have received from the U.S. Securities and Exchange Commission an exemptive order for a multi-manager structure that allows the Investment Manager to hire, replace or terminate sub-advisers without the approval of shareholders. The order also allows the Investment Manager to revise a sub-advisory agreement with the approval of the Funds' Board of Directors, but without shareholder approval. If a new sub-adviser is hired, shareholders will receive information about the new sub-adviser within 90 days of the change. The order allows the Funds to operate more efficiently and with greater flexibility. The Investment Manager provides the following oversight and evaluation services to those Funds which use a sub-adviser:

o  performing initial due diligence on prospective sub-advisers for the Funds

o  monitoring the performance of the sub-advisers

o  communicating performance expectations to the sub-advisers

o ultimately recommending to the Board of Directors whether a sub-adviser's contract should be renewed, modified or terminated.

The Investment Manager does not expect to recommend frequent changes of sub-advisers. Although the Investment Manager will monitor the performance of the sub-advisers, there is no certainty that any sub-adviser or Fund will obtain favorable results at any given time.

The Investment Manager has engaged Mainstream Investment Advisers, LLC ("Mainstream") to provide investment advisory services to Alpha Opportunity Fund. Mainstream, 101 West Spring Street, Fourth Floor, New Albany, Indiana 47150, managed approximately $583 million in client assets as of September 30, 2007. For its services as sub-adviser, the Investment Manager, and not the Alpha Opportunity Fund, pays Mainstream a sub-advisory fee. The sub-advisory fee is an annual base fee equal to 2.50% of that portion of the Alpha Opportunity Fund's assets managed by Mainstream. The sub-advisory fee will be adjusted upward or downward, depending on how that portion of Alpha Opportunity Fund's assets performed relative to the S&P 500 Index during the prior 12 months. During its first 12 months of operations, the Investment Manager paid Mainstream the base fee of 2.50% without any adjustment for performance. Performance adjustments will be based upon the investment performance during the prior 12 months of that portion of Alpha Opportunity Fund's assets managed by Mainstream. The maximum performance adjustment upward or downward is 1.50% annually. Depending on the investment performance of Alpha Opportunity Fund's assets managed by Mainstream, the Investment Manager may pay Mainstream a maximum of 4.00% or a minimum of 1.00% in annual sub-advisory fees. The nature of the performance fee is such that the Investment Manager will pay Mainstream a higher fee when the investment performance of the long/short portion of the Fund is better than the investment record of the S&P 500 Index during the prior 12 months and a lower fee when the investment performance of that portion of the Fund is lower than the investment record of the S&P 500 Index during the prior 12 months. For more information about Mainstream's sub-advisory fee, please read the "Sub-Adviser" section of the Statement of Additional Information.

The Investment Manager has engaged Security Global Investors, LLC ("SGI"), Two Embarcadero Center, Suite 2350, San Francisco, California 94111, to provide investment advisory services to Global Fund. SGI has operated as an investment adviser since August 2007. SGI managed more than $544 million in assets as of September 30, 2007. SGI is a wholly owned subsidiary of Security Benefit Life Insurance Company, which in turn is controlled by Security Benefit Corporation. Security Benefit Corporation is a wholly owned subsidiary of Security Benefit Mutual Holding Company. SGI is an affiliate of the Investment Manager. Together, SGI and the Investment Manager operate as Security Global Investors, the investment advisory arm of Security Benefit Corporation.

The Investment Manager has engaged RS Investment Management Co. LLC. to provide investment advisory services to Small Cap Growth Fund. RS Investments, 388 Market Street, San Francisco, California 94111, was established in 1987 and as of September 30, 2007, managed over $19 billion in assets.

PORTFOLIO MANAGERS -- The Portfolio Managers of the Sub-Advisers oversee the day-to-day operations of the following Funds as indicated:

----------------------
ALPHA OPPORTUNITY FUND
----------------------

WILLIAM H. JENKINS, Manager of Mainstream, has been a co-manager of the Alpha Opportunity Fund managing the long/short portion of the Fund since its inception in July 2003. He has more than 35 years of investment experience. Prior to co-founding Mainstream in July 1997, Mr. Jenkins spent the most recent 15 years with Providian Corporation as their equity portfolio manager. From 1988 to 1991, he was head of new asset and liability strategies for Providian, in addition to his equity portfolio management responsibilities. Prior to Providian, Mr. Jenkins worked as a portfolio manager/analyst at McGlinn Capital, Delaware Investment Advisors and Mellon Bank and Trust. Mr. Jenkins holds a Bachelor's degree from Grove City College and an MBA from New York University. He is a Chartered Financial Analyst charterholder.

CHARLES F. CRAIG, Portfolio Manager at Mainstream, has primary responsibility for the international portion of the Fund's long/short strategy. He has a long history with the firm and its personnel dating back over 11 years ago when he began an internship with Bill Jenkins at Providian Corporation. In addition to his experience in equity analysis, trading and portfolio management with Mainstream, Mr. Craig worked in futures trading for RQSI and financial planning with American Express. Mr. Craig holds a Bachelor's degree from the University of Louisville and an MBA from the Kelley School of Business at Indiana University. He is a Chartered Financial Analyst charterholder.

-----------
GLOBAL FUND
-----------

JOHN BOICH, Head of Global Equity of SGI, has a track record in global equity investing that dates back to 1990. Prior to joining SGI in June 2007, Mr. Boich founded Avera Global Partners, L.P. ("Avera") in August 2001, where he served as Chief Investment Officer until June 2007. Prior to founding Avera, he was a founding partner and senior portfolio manager in the global equities division of Montgomery Asset Management. In this capacity, Mr. Boich spent eight years directing research and investment decisions for Montgomery Asset Management's $4 billion global and international mandates. Prior to joining Montgomery Asset Management in March 1993, he was an analyst and portfolio manager at The Boston Company Institutional Investor Inc. where he led the development and subsequent management of the flagship international equity product. Mr. Boich holds a Bachelor of Arts degree in Economics from the University of Colorado and is a Chartered Financial Analyst charterholder.

SCOTT F. KLIMO, Portfolio Manager at SGI, joined SGI in June 2007. Mr. Klimo was a portfolio manager of Avera from October 2001 until he joined SGI in June 2007. Prior to joining Avera, he worked as a senior international analyst for Founders Asset Management in Denver from December 1999 to September 2001, focusing on consumer durables and non-durables, telecommunications and telecom equipment. Before joining Founders, Mr. Klimo was an assistant portfolio manager for the State of Wisconsin Investment Board from May 1998 to November 1999, where he helped manage a $4 billion international portfolio with a value-oriented investment style. He began his investment career in 1987 as an analyst for Crosby Securities in Hong Kong, before progressing to Thailand Research Director for Smith New Court Far East. Mr. Klimo graduated from Hamilton College with a Bachelor of Arts degree in Asian Studies and immediately left for Asia, where he spent the next eleven years. He is a Chartered Financial Analyst charterholder.

DAVID WHITTALL, Portfolio Manager at SGI, joined SGI in June 2007. Mr. Whittall was a portfolio manager of Avera from March 2004 until June 2007. Prior to joining Avera, Mr. Whittall was senior vice president and the senior international equity salesman at HSBC in San Francisco from January 2003. Prior to HSBC, he was a vice president at JP Morgan and their senior European equity salesman in San Francisco from May 2001 to October 2002. Before his work in international equity sales, Mr. Whittall spent seven years at Montgomery Asset Management where he was a senior analyst, portfolio manager and principal. Mr. Whittall graduated from UC Berkeley with a Bachelor of Arts degree in Asian Studies. He spent one year as a UC Regent's scholar at Beijing University in the People's Republic of China.

---------------------
SMALL CAP GROWTH FUND
---------------------

WILLIAM J. WOLFENDEN III has been portfolio manager of Small Cap Growth Fund since September 2002. As a principal of RS Investments, he has managed the RS Smaller Company Growth Fund and related separate accounts since joining RS Investments in April 2001. Prior to that time, Mr. Wolfenden had been at Dresdner RCM Global Investors since 1994, where he served on the micro-cap growth investment management teams. Previously, he spent four years in commercial banking for Westamerica Bank and the Bank of California. Mr. Wolfenden holds a Bachelor's degree from Southern Methodist University and an MBA with dual concentration in finance and accounting from Vanderbilt University.

D. SCOTT TRACY has been co-manager of Small Cap Growth Fund since January 2007. He has been a co-portfolio manager of RS Emerging Growth Fund and of RS Smaller Company Growth Fund and related separate accounts since January 2007, and a co-portfolio manager of RS Select Growth Fund since May 2007. Prior to joining RS Investments in 2001, he spent three years at Shoreline Investment Management, the in-house asset management arm of Hewlett-Packard. He has also served as an equity analyst at Montgomery Securities. Mr. Tracy holds a Bachelor's degree in history from Trinity College and an MBA from the University of California at Berkeley. He is a Chartered Financial Analyst.

BUYING SHARES

Shares of the Funds are available through broker/dealers, banks, and other financial intermediaries that have an agreement with the Funds' Distributor, Security Distributors, Inc. or with the Investment Manager, who serves as the Funds' transfer agent ("authorized financial intermediaries"). Shares are priced at the net asset value per share (NAV) next determined after receipt and acceptance of a purchase order by the Fund's transfer agent, Distributor or an authorized financial intermediary. Authorized financial intermediaries of the Funds may also designate further intermediaries to accept purchase and redemption orders on behalf of the Funds. Authorized financial intermediaries may charge fees in connection with an investment in the Fund. Fund shares purchased directly from the Fund are not assessed such additional charges but may be subject to a front-end sales charge as noted under the section titled "Class A Shares."

There are three different ways to buy shares of the Funds: Class A shares, Class B shares or Class C shares. The different classes of a Fund differ primarily with respect to the sales charges and Rule 12b-1 distribution and service fees for each class. The minimum initial investment is $100. Subsequent investments must be $100 (or $20 under an Accumulation Plan). The Funds reserve the right to reject any order to purchase shares in whole or in part.

The Funds no longer issue certificates; all Fund shares are issued in non-certificate form.

CUSTOMER IDENTIFICATION AND VERIFICATION -- To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens an account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

What this means for you: The Fund must obtain the following information for each person that opens an account:

o  Name;

o  Date of birth (for individuals);

o Residential or business street address (although post office boxes are still permitted for mailing); and

o Social security number, taxpayer identification number, or other identifying number.

You may also be asked to show your driver's license, passport or other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

Federal law prohibits the Fund and other financial institutions from opening accounts unless they receive the minimum identifying information listed above. They also may be required to close your account if they are unable to verify your identity within a reasonable time.

MARKET TIMING/SHORT-TERM TRADING -- Some investors try to profit from various short-term or frequent trading strategies known as market timing; for example, transferring money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall, or transferring from one Fund to another and then back again after a short period of time. As money is transferred in and out, a Fund incurs expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of a Fund's shares disrupt portfolio management, hurt Fund performance and drive Fund expenses higher. These costs are borne by all shareholders, including long-term investors who do not generate these costs. Investors may be more likely to attempt to engage in market timing with respect to Funds that invest a significant portion of their assets in the securities of foreign issuers, securities that are thinly traded and/or securities such as certain high yield securities that do not routinely have readily available market quotations.

The Boards of Directors have adopted policies and procedures against market timing and the Funds discourage market timing or excessive trading. If you wish to engage in such practices, we request that you do not purchase shares of any of the Funds. Each Fund reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, that it reasonably determines to be market timing or excessive trading by a shareholder or accounts under common control. Transactions placed through the same authorized financial intermediary on an omnibus basis may be rejected in whole or in part by a Fund. Transactions accepted by an authorized financial intermediary in violation of the market timing/short-term trading policies and procedures are not deemed accepted by the Funds and may be cancelled or revoked by the Funds by the close of business on the next business day following receipt.

The policies and procedures of the Funds are intended to restrict transactions that are disruptive to the Funds or potentially disadvantageous to other shareholders. Although the Funds have adopted policies and procedures, the Funds may be dependant upon authorized financial intermediaries that offer the Funds' shares to assist in implementing these policies and procedures, or may rely on the policies and procedures of such financial intermediaries. When considering if certain restrictions or limitations should be applied to shareholder transactions, the Funds' policies and procedures take into account, among other things, the following factors:

o  the total dollar amount being transferred;

o  the number of transfers made within the previous 12 months;

o  transfers to and from (or from and to) the same Fund;

o whether a shareholder's transfers appear to follow a pattern designed to take advantage of short-term market fluctuations; and

o whether a shareholder's transfers appear to be part of a group of transfers made by a third party on behalf of individual shareholders in the group.

If it is determined that a shareholder's transfer patterns among the Fund and others are disruptive or potentially disadvantageous to other shareholders, the Fund will send the shareholder a letter notifying the shareholder that the Fund is prohibiting the shareholder from making any additional purchases for a 90-day period that begins on the date of the letter. This restriction will be applied after the shareholder makes four "round trip transfers" during any prior 12-month period. A "round trip transfer" is a transfer (1) from the Fund followed by a transfer to the Fund or (2) to the Fund followed by a transfer from the Fund.

In their sole discretion, the Funds may revise their market timing procedures at any time without prior notice as they deem necessary or appropriate, including changing the criteria for monitoring market timing and other harmful trading (including, without limitation, imposing dollar or percentage limits on transfers). For purposes of applying the criteria used to detect potential market timing and other potentially harmful trading activity, the Funds may aggregate transfers made in two or more transactions that the Funds believe are connected (for example, two transactions by the same owner, or by spouses, or by different partnerships or corporations that are under common control, etc.).

Shareholders who seek to engage in programmed, frequent, or high volume transfer activity may deploy a variety of strategies to avoid detection, and the Funds' or an authorized financial intermediary's ability to detect and deter harmful trading activity may be limited by operational and information systems capabilities. Furthermore, the identification of investors determined to engage in harmful trading activity involves judgments that are inherently subjective. Accordingly, despite their best efforts, neither the Funds nor the authorized financial intermediaries that sell the Fund's shares can guarantee that the policies and procedures will detect every potential market timer. The Funds apply the policies and procedures adopted by the Boards of Directors consistently to all investors without special arrangement, waiver, or exception.

Because the Funds cannot guarantee that all harmful trading activity will be detected, and because the cooperation of authorized financial intermediaries cannot be assured, shareholders bear the risks associated with such activity, including potential disruption of portfolio management, potentially lower performance, and higher expenses. Due to the risk that the Funds or a financial intermediary implementing the policies and procedures may not detect all harmful trading activity, it is possible that some shareholders may inadvertently be treated differently than shareholders who are not permitted to engage in harmful trading activity. Those shareholders that do not engage in harmful trading activity nonetheless will bear the costs associated with such activity.

CLASS A SHARES -- Class A shares are subject to a sales charge at the time of purchase. An order for Class A shares will be priced at a Fund's NAV next calculated after the order is accepted by the Funds, plus the sales charge set forth below. The NAV, plus the sales charge, is the "offering price." A Fund's NAV is generally calculated as of the close of trading on every day the New York Stock Exchange (NYSE) is open. An order for Class A shares is priced at the NAV next calculated after the order is accepted by the Fund, plus the sales charge.

           ---------------------------------------------------------
                                              SALES CHARGE
                                    --------------------------------
                                         AS A        AS A PERCENTAGE
           AMOUNT OF ORDER           PERCENTAGE OF    OF NET AMOUNT
           (OFFERING PRICE)         OFFERING PRICE       INVESTED
           ---------------------------------------------------------
           Less than $50,000             5.75%             6.10%
           $50,000 to $99,999            4.75%             4.99%
           $100,000 to $249,999          3.75%             3.90%
           $250,000 to $499,999          2.75%             2.83%
           $500,000 to $999,999          2.00%             2.04%
           $1,000,000 or more*           None              None
           ---------------------------------------------------------
           *Purchases  of  $1,000,000  or more are not  subject to a
            sales charge at the time of purchase, but are subject to a deferred sales charge of 1.00% if redeemed within one year following purchase. The deferred sales charge is a percentage of the lesser of the NAV of the shares redeemed or the net cost of such shares. Shares that are not subject to a deferred sales charge are redeemed first.
           ---------------------------------------------------------

As indicated in the table above, substantial investments receive lower sales charge rates. In order to reduce your Class A sales charges, you, your spouse, and your dependents (under the age of 21) may combine all of your Fund investments into one purchase. You may also, under rights of accumulation, combine all previous purchases of the Fund with a contemplated current purchase and receive the reduced applicable front-end sales charge. In addition, you may submit a Statement of Intention to help reduce your sales charges. This Statement allows you to count all Class A investments within a 13-month period as if you were making all of the investments at the same time, in order to qualify for reduced sales charges. If you do not fulfill the commitment reflected in your Statement of Intention, you will bear the sales charge rate associated with your total purchases, less redemptions. The Funds also make available a reinstatement privilege to reduce your sales charges in the event you redeem your shares and then subsequently reinstate your account within 30 days. Furthermore, Class A shares of a Fund may be purchased without a sales charge when the purchase is made on the recommendation of (i) a registered investment adviser, trustee or financial intermediary who has authority to make investment decisions on behalf of the investor; or (ii) a certified financial planner or registered broker-dealer who either charges periodic fees to its customers for financial planning, investment advisory or asset management services, or provides such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" is imposed.

The Distributor must be notified when a purchase is made that may qualify under any of the above provisions. Consequently, an investor acquiring Class A shares directly from the Distributor must indicate in the purchase order that the purchase may qualify under any of the above provisions, and must provide enough information to substantiate the claim. If an investor purchases Class A shares through an authorized financial intermediary, the investor must inform such intermediary of any facts, including any records required by the intermediary, that may qualify a purchase for any of the above provisions, such as other holdings of Class A shares held directly with the Funds or through other accounts with other authorized financial intermediaries.

Please see Appendix A and the Statement of Additional Information for a more detailed description of options that are available for reducing the sales charge applicable to purchases of Class A shares. For more information, you may also consult your broker or financial intermediary, or visit our website at www.securitybenefit.com. This website provides hyperlinks that facilitate access to information, stated in a clear and prominent format, that will assist you in determining means of reducing your Class A shares initial sales charge as well as provide other information on the Funds' sales loads and breakpoint discounts.

CLASS A DISTRIBUTION PLAN -- The Funds have adopted a Class A Distribution Plan that allows each of the Funds to pay distribution fees to the Funds' Distributor. The Distributor uses the fees to pay for activities related to the sale of Class A shares and services provided to shareholders. The distribution and service fee is equal to 0.25% on an annual basis of the average daily net assets of the Funds' Class A shares. Because the distribution fees are paid out of the Funds' assets on an ongoing basis, over time these fees will increase the cost of a shareholder's investment and may cost an investor more than paying other types of sales charges.

CLASS B SHARES -- Class B shares are not subject to a sales charge at the time of purchase. An order for Class B shares will be priced at a Fund's NAV next calculated after the order is accepted by the Fund. A Fund's NAV is generally calculated as of the close of trading on every day the NYSE is open.

Class B shares are subject to a deferred sales charge if redeemed within 5 years from the date of purchase. The deferred sales charge is a percentage of the NAV of the shares at the time they are redeemed or the original purchase price, whichever is less. Shares that are not subject to the deferred sales charge are redeemed first. Then, shares held the longest will be the first to be redeemed.

The amount of the deferred sales charge is based upon the number of years since the shares were purchased, as follows:

                      -----------------------------------
                      NUMBER OF YEARS          DEFERRED
                      SINCE PURCHASE         SALES CHARGE
                      -----------------------------------
                            1                     5%
                            2                     4%
                            3                     3%
                            4                     3%
                            5                     2%
                        6 and more                0%
                      -----------------------------------

The   Distributor   will  waive  the  deferred   sales   charge  under   certain
circumstances. See the section titled "Waiver of the Deferred Sales Charge."

CLASS B DISTRIBUTION PLAN -- The Funds have adopted a Class B Distribution Plan that allows each of the Funds to pay distribution fees to the Distributor. The Distributor uses the fees to finance activities related to the sale of Class B shares and services to shareholders. The distribution and service fee is equal to 1.00% on an annual basis of the average daily net assets of the Funds' Class B shares. Because the distribution fees are paid out of the Funds' assets on an ongoing basis, over time these fees will increase the cost of a shareholder's investment and may cost an investor more than paying other types of sales charges.

Class B shares automatically convert on a tax-free basis to Class A shares on the eighth anniversary of purchase. This is advantageous to such shareholders because Class A shares are subject to a lower distribution fee than Class B shares. A pro rata amount of Class B shares purchased through the reinvestment of dividends or other distributions is also converted to Class A shares each time the shares purchased directly are converted.

CLASS C SHARES -- Class C shares are not subject to a sales charge at the time of purchase. An order for Class C shares will be priced at a Fund's NAV next calculated after the order is accepted by the Fund. A Fund's NAV is generally calculated as of the close of trading on every day the NYSE is open.

Class C shares are subject to a deferred sales charge of 1.00% if redeemed within one year from the date of purchase. The deferred sales charge is a percentage of the NAV of the shares at the time they are redeemed or the original purchase price, whichever is less. Shares that are not subject to the deferred sales charge are redeemed first. Then, shares held the longest will be the first to be redeemed. The Distributor will waive the deferred sales charge under certain circumstances. See the section titled "Waiver of Deferred Sales Charge."

CLASS C DISTRIBUTION PLAN -- The Funds have adopted a Class C Distribution Plan that allows each of the Funds to pay distribution fees to the Distributor. The Distributor uses the fees to finance activities related to the sale of Class C shares and services to shareholders. The distribution and service fee is equal to 1.00% on an annual basis of the average daily net assets of the Funds' Class C shares. Because the distribution fees are paid out of the Funds' assets on an ongoing basis, over time these fees will increase the cost of a shareholder's investment and may cost an investor more than paying other types of sales charges.

WAIVER OF DEFERRED SALES CHARGE -- The Distributor will waive the deferred sales charge under the following circumstances:

o Upon the death of the shareholder if shares are redeemed within one year of the shareholder's death

o Upon the disability of the shareholder prior to age 65 if shares are redeemed within one year of the shareholder becoming disabled and the shareholder was not disabled when the shares were purchased

o In connection with required minimum distributions from a retirement plan qualified under Section 401(a), 401(k), 403(b) or 408 of the Internal Revenue Code ("Code").

o  In connection  with  distributions  from  retirement  plans  qualified  under
   Section 401(a), 401(k) or 403(b) of the Code for:

   >>  returns of excess contributions to the plan

   >>  retirement of a participant in the plan

   >> a loan from the plan (loan repayments are treated as new sales for purposes of the deferred sales charge)

   >> financial hardship (as defined in regulations under the Code) of a participant in a plan

   >>  termination of employment of a participant in a plan

   >>  any other permissible withdrawal under the terms of the plan.

REVENUE SHARING PAYMENTS -- The Investment Manager, Distributor or their affiliates may, out of their own resources and at no additional costs to the Funds or shareholders, pay financial intermediaries (including payments to affiliates of the Investment Manager or Distributor) for providing services to the Funds or to shareholders. Such payments, commonly referred to as "revenue sharing," do not increase Fund expenses and are not reflected in the fees and expenses listed in the expense table of this prospectus. The compensation received by such intermediaries via these payments may be more or less than the overall compensation received by the intermediaries in connection with the sale of other investment products and may influence the products offered or recommended by the intermediary. Additional information about these arrangements is provided in the Statement of Additional Information. Shareholders also may obtain more information about these arrangements, including associated conflicts of interest, from their intermediary, and should so inquire if they would like more detailed information. Shareholders also may inquire of an intermediary how the intermediary will be compensated for investments made in the Funds.

SELLING SHARES

A shareholder may sell (or "redeem") shares at any time through his or her authorized financial intermediary, or directly through the Fund's transfer agent. Shares will be redeemed at the NAV next determined after the order is received by the Fund's transfer agent or an authorized financial intermediary, less any applicable deferred sales charge and in the case of Global Fund Class A shares, any applicable redemption charge. A Fund's NAV is generally calculated as of the close of trading on every day the NYSE is open. Any share certificates representing Fund shares being sold must be returned with a request to sell the shares.

When redeeming recently purchased shares, if the Fund has not collected payment for the shares, it may delay sending the proceeds until it has collected payment, which may take up to 15 days.

BY MAIL -- To sell shares by mail, send a letter of instruction that includes:

o  The name and signature of the account owner(s)

o  The name of the Fund

o  The dollar amount or number of shares to sell

o  Where to send the proceeds

o  A signature guarantee if

   >> The check will be mailed to a payee or address different than that of the account owner, or

   >>  The sale of shares is more than $25,000.

--------------------------------------------------------------------------------
A signature guarantee helps protect against fraud. Banks, brokers, credit unions, national securities exchanges and savings associations provide signature guarantees. A notary public is not an eligible signature guarantor. For joint accounts, both signatures must be guaranteed.
--------------------------------------------------------------------------------

Mail your request to:

                             Security Investors, LLC
                             P.O. Box 750525
                             Topeka, KS 66675-9135

Signature requirements vary based on the type of account you have:

o INDIVIDUAL OR JOINT TENANTS: Written instructions must be signed by an individual shareholder, or in the case of joint accounts, all of the shareholders, exactly as the name(s) appears on the account.

o UGMA OR UTMA: Written instructions must be signed by the custodian as it appears on the account.

o SOLE PROPRIETOR OR GENERAL PARTNER: Written instructions must be signed by an authorized individual as it appears on the account.

o CORPORATION OR ASSOCIATION: Written instructions must be signed by the person(s) authorized to act on the account. A certified resolution dated within six months of the date of receipt, authorizing the signer to act, must accompany the request if not on file with the Funds.

o  TRUST: Written instructions must be signed by the trustee(s).  If the name of
   the  current   trustee(s)  does  not  appear  on  the  account,  a  certified certificate of incumbency dated within 60 days must also be submitted.

o  RETIREMENT: Written instructions must be signed by the account owner.

BY TELEPHONE -- If you selected this option on your account application, you may make redemptions from your account by calling 1-800-888-2461 on weekdays (except holidays) between 7:00 a.m. and 6:00 p.m. Central Time. The Funds require that requests for redemptions over $25,000 be in writing with signatures guaranteed. You may not close your account by telephone or redeem shares for which a certificate has been issued. If you would like to establish this option on an existing account, please call 1-800-888-2461. Shareholders may not redeem shares held in an Individual Retirement Account ("IRA") or 403(b)(7) account by telephone.

BY BROKER -- You may redeem your shares through your authorized financial intermediary. Such intermediaries may charge a commission upon the redemption of shares.

PAYMENT OF REDEMPTION PROCEEDS -- Payments may be made by check. Redemption proceeds (less any redemption charge payable with respect to Global Fund Class A shares) will be sent to the shareholder(s) of record at the address on our records generally within seven days after receipt of a valid redemption request. For a charge of $20 deducted from redemption proceeds, the Investment Manager will, upon the shareholder's request, send the redemption proceeds by express mail or send the proceeds by wire transfer to the shareholder's bank account upon receipt of appropriate wire transfer instructions.

In addition, redemption proceeds can be sent by electronic funds transfer, free of charge, to the shareholder's bank account.

The Funds may suspend the right of redemption during any period when trading on the NYSE is restricted or the NYSE is closed for a reason other than weekend or holiday, or any emergency is deemed to exist by the Securities and Exchange Commission.

REDEMPTION CHARGE (GLOBAL FUND CLASS A SHARES) -- The Global Fund, like all of the Funds, is intended for long-term investors. Investors who engage in frequent, short-term trading in the Global Fund's shares can disrupt the Fund's investment program. Accordingly, the Global Fund imposes a 2% charge on redemptions (including exchanges) of Global Fund Class A shares that have been held for 30 days or less, which charge is paid to Global Fund to protect the Fund's long-term shareholders. The Global Fund uses the "first-in, first-out" method to determine the 30-day holding period, under which shares that have been held the longest will be the first to be redeemed to satisfy a redemption or exchange order. If any of the shares redeemed have been held for 30 days or less, the redemption charge will be charged against the redemption of those shares.

The redemption charge does not apply to Class B or Class C shares of Global Fund. In addition, the redemption charge does not apply to (1) Class A shares held in retirement plans purchased from the Investment Manager or an affiliate or that are administered by the Investment Manager or an affiliate, such as 401(k), 403(b), 457, Keogh, SIMPLE IRA, SEP-IRA and money purchase pension accounts, (2) Class A shares purchased through the reinvestment of dividends or capital gains distributions, (3) redemptions in an amount less than $10,000, or
(4) redemptions and/or exchanges made through pre-approved asset allocation programs. The Global Fund reserves the right to waive the redemption charge in its discretion.

DIVIDENDS AND TAXES

Each Fund pays its shareholders dividends from its net investment income, and distributes any net capital gains that it has realized, at least annually. Your dividends and distributions will be reinvested in the Fund, unless you instruct the Investment Manager otherwise. There are no fees or sales charges on reinvestments.

TAX ON DISTRIBUTIONS -- Fund dividends and distributions are taxable to shareholders (unless your investment is in an IRA or other tax-advantaged retirement account) whether you reinvest your dividends or distributions or take them in cash.

In addition to federal tax, dividends and distributions may be subject to state and local taxes. If a Fund declares a dividend or distribution in October, November or December but pays it in January, you may be taxed on that dividend or distribution as if you received it in the previous year.

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers or to foreign shareholders. The following are guidelines for how certain distributions by the Funds are generally taxed to individual taxpayers:

o Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

o Distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.

o A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

o Distributions of earnings from non-qualifying dividends interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

Tax-deferred retirement accounts generally do not generate a tax liability unless you are taking a distribution or making a withdrawal.

A Fund has "short-term capital gains" when it sells assets within one year after buying them. Your share of a Fund's net short-term capital gains will be taxed at ordinary income rates. The Fund has "long-term capital gains" when it sells assets that it has owned for more than one year. Distributions designated by a Fund as long-term capital gain distributions will be taxable to you at your long-term capital gains rate no matter how long you have held your Fund shares.

The  Funds  will  mail  you  information   concerning  the  tax  status  of  the
distributions for each calendar year on or before January 31 of the following year.

TAXES ON SALES OR EXCHANGES -- You may be taxed on any sale or exchange of Fund shares. The amount of gain or loss will depend primarily upon how much you pay for the shares, how much you sell them for, and how long you hold them. "Short-term capital gains" applies to Fund shares sold or exchanged up to one year after buying them. "Long-term capital gains" applies to shares held for more than one year.

If your tax basis in your shares exceeds the amount of proceeds you received from a sale, exchange or redemption of shares, you will recognize a taxable loss on the sale of shares of a Fund. Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions that were received with respect to the shares. Additionally, any loss realized on a sale, redemption or exchange of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of that Fund within a period of 61 days beginning thirty days before and ending thirty days after shares are disposed of, such as pursuant to a dividend reinvestment in shares of that Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired.

BACKUP WITHHOLDING -- As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the Internal Revenue Service that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the Internal Revenue Service ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible and may elect to treat a proportionate amount of certain foreign taxes paid by it as a distribution to each shareholder which would permit each shareholder (1) to credit this amount; or (2) to deduct this amount for purposes of computing its U.S. federal income tax liability. The Fund will notify you if it makes this election.

You should consult your tax professional about federal, state and local tax consequences to you of an investment in the Fund. Please see the Statement of Additional Information for additional tax information.

DETERMINATION OF NET ASSET VALUE

The NAV of each Fund is computed as of the close of regular trading hours on the NYSE (normally 3:00 p.m. Central Time) on days when the NYSE is open. The NYSE is open Monday through Friday, except on observation of the following holidays:
New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Foreign securities are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade in their primary markets on weekends or other days when the Funds do not price their shares. Therefore, the NAV of Funds holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the Funds.

Portfolio securities and other investments are valued at market value when market quotations are readily available. Securities traded on a domestic securities exchange are valued at the last sale price on that exchange on the day the valuation is made, provided, however, that securities listed on Nasdaq will be valued at the Nasdaq Official Closing Price, which may not necessarily represent the last sale price. If no sale is reported, the last current bid price is used. Securities traded over-the-counter are valued at the last current bid price. Market quotations for securities prices may be obtained from automated pricing services. Investments in securities maturing in 60 days or less may be valued at amortized cost.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), the Investment Manager, in good faith, establishes a fair value for the security in accordance with the Funds' valuation procedures. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades, but before the close of the NYSE, that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. The Investment Manager makes such determinations in good faith in accordance with the Funds' valuation procedures. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value per share.

For further information about valuation of investments, see the Statement of Additional Information.

SHAREHOLDER SERVICES

ACCUMULATION PLAN -- An investor may choose to invest in one of the Funds through a voluntary Accumulation Plan. This allows for an initial investment of $100 minimum and subsequent investments of $20 minimum at any time. An Accumulation Plan involves no obligation to make periodic investments, and is terminable at will.

Payments are made by sending a check to the Distributor who (acting as an agent for the dealer) will purchase whole and fractional shares of a Fund as of the close of business on such day as the payment is received. The investor will receive a confirmation and statement after each investment.

Investors may also choose to use an Automatic Investment Plan (automatic bank draft) to make Fund purchases. There is no additional charge for choosing to use an Automatic Investment Plan. Withdrawals from your bank account may occur up to 3 business days before the date scheduled to purchase Fund shares. An application for an Automatic Investment Plan may be obtained from the Funds.

SYSTEMATIC WITHDRAWAL PROGRAM -- Shareholders who wish to receive regular monthly, bi-monthly, quarterly, semiannual, or annual payments of $25 or more may establish a Systematic Withdrawal Program. A shareholder may elect a payment that is a specified percentage of the initial or current account value or a specified dollar amount. A Systematic Withdrawal Program will be allowed only if shares with a current aggregate net asset value of $5,000 or more are deposited with the Investment Manager, which will act as agent for the shareholder under the Program. Shares are liquidated at NAV. The Program may be terminated on written notice, or it will terminate automatically if all shares are liquidated or redeemed from the account.

A shareholder may establish a Systematic Withdrawal Program with respect to Class B and Class C shares without the imposition of any applicable contingent deferred sales charge, provided that such withdrawals do not in any 12-month period, beginning on the date the Program is established, exceed 10% of the value of the account on that date ("Free Systematic Withdrawals"). Free Systematic Withdrawals are not available if a Program established with respect to Class B or Class C shares provides for withdrawals in excess of 10% of the value of the account in any Program year and, as a result, all withdrawals under such a Program would be subject to any applicable contingent deferred sales charge. Free Systematic Withdrawals will be made first by redeeming those shares that are not subject to the contingent deferred sales charge and then by redeeming shares held the longest. The contingent deferred sales charge applicable to a redemption of Class B or Class C shares requested while Free Systematic Withdrawals are being made will be calculated as described under "Class B Shares" or "Class C Shares," as applicable. A Systematic Withdrawal form may be obtained from the Funds.

EXCHANGE PRIVILEGE -- Shareholders of the Funds may exchange their shares for shares of another Fund or for shares of other mutual funds distributed by the Funds' distributor. An exchange is two transactions: a sale of shares of one fund and the purchase of shares of another fund. In general, the same policies that apply to purchases and sales apply to exchanges, including a Fund's right to reject any order to purchase shares.

Exchanges may be made only in those states where shares of the Fund into which an exchange is to be made are qualified for sale. No service fee or sales charge is presently imposed on such an exchange; however, any applicable redemption charge will be imposed on an exchange of Global Fund Class A shares held for 30 days or less. Shares of a particular class of the Funds may be exchanged only for shares of the same class of another available Fund or for Class A shares of Security Cash Fund, if available. Any applicable contingent deferred sales charge will be imposed upon redemption and calculated from the date of the initial purchase without regard to the time shares were held in Security Cash Fund. For tax purposes, an exchange is a sale of shares that may result in a taxable gain or loss. Special rules may apply to determine the amount of gain or loss on an exchange occurring within ninety days after purchase of the exchanged shares. Exchanges are made upon receipt of a properly completed Exchange Authorization form. Before exchanging your shares for shares of another mutual fund that is distributed by the Distributor and offered through another prospectus, you should request the prospectus of the mutual fund into which you are contemplating exchanging your shares and review it carefully, as the other mutual fund may be subject to fees, charges or expenses that are different from the shares that you are exchanging. A current prospectus of the Fund into which an exchange is made will be given to each shareholder exercising this privilege.

The terms of an employee-sponsored retirement plan may affect a shareholder's right to exchange shares as described above. Contact your plan sponsor or administrator to determine if all of the exchange options discussed above are available under your plan.

To exchange shares by telephone, a shareholder must hold shares in non-certificate form and must either have completed the Telephone Exchange section of the application or a Telephone Transfer Authorization form which may be obtained from the Investment Manager. Once authorization has been received by the Investment Manager, a shareholder may exchange shares by telephone by calling the Funds at 1-800-888-2461, on weekdays (except holidays) between the hours of 7:00 a.m. and 6:00 p.m. Central Time. Exchange requests received by telephone after the close of the NYSE (normally 3:00 p.m. Central Time) will be treated as if received on the next business day. The exchange privilege, including telephone exchanges, dollar cost averaging and asset rebalancing, may be changed or discontinued at any time by either the Investment Manager or the Funds upon 60 days' notice to shareholders.

The exchange privilege is not intended as a vehicle for short-term or excessive trading. Because excessive trading by a shareholder can hurt a Fund's performance and its other shareholders, the Funds reserve the right to limit the amount or number of exchanges or discontinue this privilege if (1) a Fund or its Investment Manager believes that the Fund would be harmed or unable to invest effectively, or (2) a Fund receives or anticipates simultaneous orders that may significantly affect the Fund. The Funds also may reject future investments from a shareholder if the shareholder engages in, or is suspected of engaging in, short-term or excessive trading.

DOLLAR COST AVERAGING. This option allows shareholders to make periodic exchanges of shares to one or more of the Funds available under the exchange privilege as described above. Such periodic exchanges in which securities are purchased at regular intervals are known as "dollar cost averaging." With dollar cost averaging, the cost of the securities is averaged over time and possibly over various market cycles. Dollar cost averaging does not guarantee profits, nor does it assure that a shareholder will not have losses.

Shareholders may obtain a dollar cost averaging request form from the Investment Manager. Shareholders designate on the form whether amounts are to be exchanged on the basis of a specific dollar amount or a specific number of shares. The Investment Manager will exchange shares as requested on the first business day of the month.

The Investment Manager will make exchanges until account value is depleted or until you instruct the Investment Manager to terminate dollar cost averaging. Dollar cost averaging may be terminated at any time by written request to the Investment Manager.

ASSET REBALANCING. This option allows shareholders to automatically exchange shares of those Funds available under the exchange privilege as described above on a quarterly basis to maintain a particular percentage allocation among the Funds. Shares of such Funds must be held in non-certificated form. Account value allocated to a Fund will grow or decline in value at different rates during the selected period, and asset rebalancing will automatically reallocate account value in the Funds to the allocation you select on a quarterly basis.

Shareholders may obtain an asset rebalancing request form from the Investment Manager. You must designate on the form the applicable funds and the percentage of account value to be maintained in each fund. Thereafter, the Investment Manager will exchange shares of the Funds to maintain that allocation on the first business day of each calendar quarter. Asset rebalancing may be terminated at any time by written request to the Investment Manager.

RETIREMENT PLANS -- The Funds have available tax-qualified retirement plans for individuals, prototype plans for the self-employed, pension and profit sharing plans for corporations and custodial accounts for employees of public school systems and organizations meeting the requirements of Section 501(c)(3) of the Code. Further information concerning these plans is contained in the Funds' Statement of Additional Information.

INVESTMENT POLICIES AND MANAGEMENT PRACTICES

This section takes a detailed look at some of the types of securities the Funds may hold in their respective portfolios and the various kinds of management practices that may be used in the portfolios. The Funds' holdings of certain types of investments cannot exceed a maximum percentage of net assets. These percentage limitations are set forth in the Statement of Additional Information. While the percentage limitations provide a useful level of detail about the Funds' investment program, they should not be viewed as an accurate gauge of the potential risk of the investment. For example, in a given period, a 5% investment in futures contracts could have significantly more of an impact on a Fund's share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of the Fund's other investments. The Portfolio Managers of the Funds have considerable leeway in choosing investment strategies and selecting securities they believe will help the Fund achieve its objective. In seeking to meet its investment objective, a Fund may invest in any type of security or instrument whose investment characteristics are consistent with that Fund's investment program.

The following pages describe some of the investments which may be made by the Funds, as well as some of the management practices of the Funds.

FOREIGN SECURITIES -- Foreign investments involve certain special risks, including, but not limited to, (i) unfavorable changes in currency exchange rates; (ii) adverse political and economic developments; (iii) unreliable or untimely information; (iv) limited legal recourse; (v) limited markets; and (vi) higher operational expenses.

Foreign investments are normally issued and traded in foreign currencies. As a result, their values may be affected by changes in the exchange rates between particular foreign currencies and the U.S. dollar. Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or transport of foreign currency, and tax increases. There may also be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The legal remedies for investors in foreign investments may be more limited than those available in the United States. Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than domestic investments, which means a Fund may at times be unable to sell its foreign investments at desirable prices. For the same reason, a Fund may at times find it difficult to value its foreign investments.
Brokerage commissions and other fees are generally higher for foreign investments than for domestic investments. The procedures and rules for settling foreign transactions may also involve delays in payment, delivery or recovery of money or investments. Foreign withholding taxes may reduce the amount of income available to distribute to shareholders of the Funds. Each of the Funds may invest in foreign securities.

EMERGING MARKETS -- The risks associated with foreign investments are typically increased in less developed and developing countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be young and developing rapidly, which can cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

SMALLER COMPANIES -- Small- or medium-sized companies are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies may trade less frequently and in limited volume, and their prices may fluctuate more than stocks of other companies. Stocks of these companies may therefore be more vulnerable to adverse developments than those of larger companies.

CONVERTIBLE SECURITIES AND WARRANTS -- Each of the Funds may invest in debt or preferred equity securities convertible into, or exchangeable for, equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertible securities have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years).

INITIAL PUBLIC OFFERING -- A Fund's investment in securities offered through initial public offerings (IPOs) may have a magnified performance impact, either positive or negative, on any Fund and particularly those with a small asset base. There is no guarantee that as a Fund's assets grow, it will continue to experience substantially similar performance by investing in IPOs. A Fund's investments in IPOs may make it subject to more erratic price movements than the overall equity market. The Small Cap Growth Fund may be particularly susceptible to IPO risk.

HIGH YIELD SECURITIES -- Higher yielding debt securities in the lower rating (higher risk) categories of the recognized rating services are commonly referred to as "junk bonds." The total return and yield of junk bonds can be expected to fluctuate more than the total return and yield of higher-quality bonds. Junk bonds (those rated below BBB or in default) are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Successful investment in lower-medium and low-quality bonds involves greater investment risk and is highly dependent on the Investment Manager's credit analysis. A real or perceived economic downturn or higher interest rates could cause a decline in high yield bond prices by lessening the ability of issuers to make principal and interest payments. These bonds are often thinly traded and can be more difficult to sell and value accurately than high-quality bonds. Because objective pricing data may be less available, judgment may play a greater role in the valuation process. In addition, the entire junk bond market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high-profile default, or just a change in the market's psychology. This type of volatility is usually associated more with stocks than bonds, but junk bond investors should be prepared for it. The Large Cap Value, Alpha Opportunity, Global and Small Cap Growth Funds may invest in high yield securities.

CASH RESERVES -- Cash reserves maintained by a Fund may include domestic, and for certain Funds, foreign money market instruments, as well as certificates of deposit, bank demand accounts and repurchase agreements. The Funds may establish and maintain reserves as the Investment Manager or Sub-Adviser believes is advisable to facilitate a Fund's cash flow needs (e.g., redemptions, expenses and purchases of portfolio securities) or for temporary, defensive purposes.

BORROWING -- While the Funds have no present intention to borrow for investment purposes, the Funds may borrow up to one-third of total assets for purposes of investment. Borrowings may be collateralized with Fund assets. To the extent that a Fund purchases securities while it has outstanding borrowings, it is using leverage, i.e., using borrowed funds for investment. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

FUTURES AND OPTIONS -- Many of the Funds may utilize futures contracts and options on futures. The Funds also may purchase call and put options and write call and put options on a "covered" basis. Futures (a type of potentially high-risk derivative) are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Options (another type of potentially high-risk derivative) give the investor the right (where the investor purchases the options), or the obligation (where the investor writes (sells) the options), to buy or sell an asset at a predetermined price in the future. A call option is "covered" if a Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or liquid investments in such amount are segregated by the Custodian). If a Fund sells a covered call option, it receives a premium from the purchaser of the call option, which may provide additional income to the Fund. The selling of covered call options may tend to reduce volatility of a Fund because the premiums received from selling the options will reduce any losses on the underlying securities by the amount of the premiums. However, selling covered call options will also limit a Fund's gain, if any, on the underlying securities if the option is exercised by the purchaser. If a call option expires unexercised, the Fund that wrote the option realizes a gain in the amount of the premium received. Those Funds which invest in non-dollar denominated foreign securities may also engage in forward foreign currency transactions. The instruments listed above may be bought or sold for any number of reasons, including: to manage exposure to changes in securities prices and foreign currencies, to manage exposure to changes in interest rates and bond prices, as an efficient means of adjusting overall exposure to certain markets, in an effort to enhance income, to protect the value of portfolio securities, and to adjust portfolio duration. Futures contracts and options may not always be successful hedges; their prices can be highly volatile. Using them could lower a Fund's total return, and the potential loss from the use of futures can exceed the Fund's initial investment in such contracts.

SWAPS, CAPS, FLOORS AND COLLARS -- Interest rate and/or index swaps, and the purchase or sale of related caps, floors and collars are used primarily to preserve a return or spread on a particular investment or portion of its portfolio as a technique for managing the portfolio's duration (i.e. the price sensitivity to changes in interest rates) or to protect against any increase in the price of securities a Fund anticipates purchasing at a later date. To the extent a Fund enters into these types of transactions, it will be done to hedge and not as a speculative investment, and a Fund will not sell interest rate caps or floors if it does not own securities or other instruments providing the income the Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest on a notional amount of principal. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENT CONTRACTS -- The price of "when issued," "forward commitment" or "delayed delivery" securities is fixed at the time of the commitment to buy, but delivery and payment can take place a month or more later. During the interim period, the market value of the securities can fluctuate, and no interest accrues to the purchaser. At the time of delivery, the value of the securities may be more or less than the purchase or sale price. When a Fund purchases securities on this basis, there is a risk that the securities may not be delivered and that the Fund may incur a loss. Each of the Funds may purchase or sell securities on a when-issued, forward commitment or delayed delivery basis.

SECURITIES LENDING -- For purposes of realizing additional income, the Alpha Opportunity and Global Funds may lend their portfolio securities to certain borrowers. Any such loan will be continuously secured by collateral at least equal to the value of the security loaned. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the Investment Manager to be of good standing and will not be made unless, in the judgment of the Investment Manager, the consideration to be earned from such loans would justify the risk.

GENERAL INFORMATION

SHAREHOLDER INQUIRIES -- Shareholders who have questions concerning their account or wish to obtain additional information, may call the Funds (see back cover for address and telephone numbers), or contact their securities dealer.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Funds' Class A shares, Class B shares and Class C shares during the past five years, or the period since commencement of a Fund or share class. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund assuming reinvestment of all dividends and distributions. This information has been derived from financial statements that have been audited by Ernst & Young LLP, whose report, along with the Funds' financial statements, are included in the annual report, which is available upon request.

--------------------------------------------------------------------------------------------------------------
SECURITY LARGE CAP VALUE FUND (CLASS A)
--------------------------------------------------------------------------------------------------------------
                                                               FISCAL YEAR ENDED SEPTEMBER 30
                                              ----------------------------------------------------------------
                                              2007(B)(C)(L)     2006(C)     2005(C)(J)     2004(C)     2003(C)
                                              -------------     -------     ----------     -------     -------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.........      $7.65         $ 6.78         $5.71       $ 5.11       $4.25

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)................       0.04           0.01          0.03         0.01        0.02
Net gain (loss) on securities
   (realized and unrealized)................       1.49           0.90          1.04         0.60        0.84
                                                   ----          -----          ----        -----        ----
Total from investment operations............       1.53           0.91          1.07         0.61        0.86

LESS DISTRIBUTIONS:
Dividends (from net investment income)......        ---          (0.04)          ---        (0.01)        ---
Distributions (from realized gains).........        ---            ---           ---         ---          ---
                                                   ----          -----          ----        -----        ----
Total distributions.........................        ---          (0.04)          ---        (0.01)        ---
                                                   ----          -----          ----        -----        ----
NET ASSET VALUE END OF PERIOD...............      $9.18         $ 7.65         $6.78       $ 5.71       $5.11
                                                   ====          =====          ====        =====        ====
TOTAL RETURN (A)............................      20.04%         13.45%        18.74%       11.98%      20.24%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)........     $79,998        $64,786       $45,295      $43,071     $45,858
Ratio of expenses to average net assets.....       1.27%          1.49%         1.61%        1.52%       1.45%
Ratio of net investment income
   (loss) to average net assets.............       0.51%          0.17%         0.56%        0.19%       0.41%
Portfolio turnover rate.....................         25%            54%          110%          75%         76%
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
SECURITY LARGE CAP VALUE FUND (CLASS B)
--------------------------------------------------------------------------------------------------------------
                                                               FISCAL YEAR ENDED SEPTEMBER 30
                                              ----------------------------------------------------------------
                                              2007(B)(C)(L)     2006(C)     2005(C)(J)     2004(C)     2003(C)
                                              -------------     -------     ----------     -------     -------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.........     $ 7.18         $ 6.38        $ 5.42       $ 4.87      $ 4.08

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)................      (0.01)         (0.04)        (0.01)       (0.03)      (0.02)
Net gain (loss) on securities
   (realized and unrealized)................       1.41           0.84          0.97         0.58        0.81
                                                  -----          -----         -----        -----       -----
Total from investment operations............       1.40           0.80          0.96         0.55        0.79

LESS DISTRIBUTIONS:
Dividends (from net investment income)......        ---            ---           ---          ---         ---
Distributions (from realized gains).........        ---            ---           ---          ---         ---
                                                  -----          -----         -----        -----       -----
Total distributions.........................        ---            ---           ---          ---         ---
                                                  -----          -----         -----        -----       -----
NET ASSET VALUE END OF PERIOD...............     $ 8.58         $ 7.18        $ 6.38       $ 5.42      $ 4.87
                                                  =====          =====         =====        =====       =====
TOTAL RETURN (A)............................      19.50%         12.54%        17.71%       11.29%      19.36%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)........     $13,784        $12,761        $8,500      $10,164     $11,687
Ratio of expenses to average net assets.....       1.85%          2.26%         2.36%        2.27%       2.20%
Ratio of net investment income
   (loss) to average net assets.............     (0.08)%        (0.58)%       (0.16)%      (0.57)%     (0.42)%
Portfolio turnover rate.....................         25%            54%          110%          75%         76%
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
SECURITY LARGE CAP VALUE FUND (CLASS C)
--------------------------------------------------------------------------------------------------------------
                                                              FISCAL PERIOD ENDED SEPTEMBER 30
                                              ----------------------------------------------------------------
                                              2007(B)(C)(L)     2006(C)     2005(C)(J)     2004(C)     2003(C)
                                              -------------     -------     ----------     -------     -------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.........     $ 7.31         $ 6.49        $ 5.52       $ 4.96      $ 4.16

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)................      (0.02)         (0.04)        (0.01)       (0.03)      (0.02)
Net gain (loss) on securities
   (realized and unrealized)................       1.43           0.86          0.98         0.59        0.82
                                                  -----          -----         -----        -----       -----
Total from investment operations............       1.41           0.82          0.97         0.56        0.80

LESS DISTRIBUTIONS:
Dividends (from net investment income)......        ---            ---           ---          ---         ---
Distributions (from realized gains).........        ---            ---           ---          ---         ---
                                                  -----          -----         -----        -----       -----
Total distributions.........................        ---            ---           ---          ---         ---
                                                  -----          -----         -----        -----       -----
NET ASSET VALUE END OF PERIOD...............     $ 8.72         $ 7.31        $ 6.49       $ 5.52      $ 4.96
                                                  =====          =====         =====        =====       =====
TOTAL RETURN (A)............................      19.29%         12.63%        17.57%       11.29%      19.23%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)........      $5,717         $3,536        $2,899       $2,561      $2,130
Ratio of expenses to average net assets.....       2.02%          2.25%         2.36%        2.28%       2.20%
Ratio of net investment income
   (loss) to average net assets.............     (0.23)%        (0.60)%       (0.18)%      (0.57)%     (0.33)%
Portfolio turnover rate.....................         25%            54%          110%          75%         76%
--------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
SECURITY EQUITY FUND (CLASS A)
---------------------------------------------------------------------------------------------------------
                                                           FISCAL PERIOD ENDED SEPTEMBER 30
                                              -----------------------------------------------------------
                                              2007(C)      2006(C)      2005(C)      2004(C)     2003(C)
                                              -------      -------      -------      -------     -------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.........   $ 6.85       $ 6.58       $ 6.50       $ 5.98        $5.09

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)................      ---        (0.01)        0.04         0.01         0.01
Net gain (loss) on securities
   (realized and unrealized)................     0.69         0.52         0.49         0.52         0.88
                                                -----        -----        -----        ------        ----
Total from investment operations............     0.69         0.51         0.53         0.53         0.89

LESS DISTRIBUTIONS:
Dividends (from net investment income)......      ---        (0.04)         ---        (0.01)         ---
Distributions (from realized gains).........    (0.70)       (0.20)       (0.45)         ---          ---
                                                -----        -----        -----        -----         ----
Total distributions.........................    (0.70)       (0.24)       (0.45)       (0.01)         ---
                                                -----        -----        -----        -----         ----
NET ASSET VALUE END OF PERIOD...............   $ 6.84       $ 6.85       $ 6.58       $ 6.50        $5.98
                                                =====        =====        =====        =====         ====
TOTAL RETURN (A)............................    10.33%        7.88%        8.20%        8.87%      17.49%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)........  $322,850     $371,006     $375,280     $391,384    $430,161
Ratio of expenses to average net assets.....     1.34%        1.34%        1.30%        1.28%       1.25%
Ratio of net investment income
   (loss) to average net assets.............     0.02%      (0.08)%        0.57%        0.08%       0.23%
Portfolio turnover rate.....................       20%          34%          32%          28%         54%
---------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------
SECURITY EQUITY FUND (CLASS B)
-----------------------------------------------------------------------------------------------------
                                                          FISCAL YEAR ENDED SEPTEMBER 30
                                              -------------------------------------------------------
                                              2007(C)     2006(C)     2005(C)     2004(C)     2003(C)
                                              -------     -------     -------     -------     -------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.........  $ 6.04      $ 5.83      $ 5.85      $ 5.41      $ 4.64

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)................   (0.04)      (0.05)      (0.01)      (0.04)      (0.03)
Net gain (loss) on securities
   (realized and unrealized)................    0.59        0.46        0.44        0.48        0.80
                                               -----       -----       -----       -----       -----
Total from investment operations............    0.55        0.41        0.43        0.44        0.77

LESS DISTRIBUTIONS:
Dividends (from net investment income)......     ---         ---         ---         ---         ---
Distributions (from realized gains).........   (0.70)      (0.20)      (0.45)        ---         ---
                                               -----       -----       -----       -----       -----
Total distributions.........................   (0.70)      (0.20)      (0.45)        ---         ---
                                               -----       -----       -----       -----       -----
NET ASSET VALUE END OF PERIOD...............  $ 5.89      $ 6.04      $ 5.83      $ 5.85      $ 5.41
                                               =====       =====       =====       =====       =====
TOTAL RETURN (A)............................    9.33%       7.16%       7.35%       8.13%      16.59%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)........  $19,928     $27,842     $39,962     $49,600     $61,733
Ratio of expenses to average net assets.....    2.09%       2.09%       2.05%       2.03%       2.00%
Ratio of net investment income
   (loss) to average net assets.............  (0.74)%     (0.83)%     (0.16)%     (0.67)%     (0.52)%
Portfolio turnover rate.....................      20%         34%         32%         28%         54%
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
SECURITY EQUITY FUND (CLASS C)
-----------------------------------------------------------------------------------------------------
                                                         FISCAL PERIOD ENDED SEPTEMBER 30
                                              -------------------------------------------------------
                                              2007(C)     2006(C)     2005(C)     2004(C)     2003(C)
                                              -------     -------     -------     -------     -------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.........  $ 6.39      $ 6.16      $ 6.16      $ 5.69      $ 4.88

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)................   (0.05)      (0.05)      (0.01)      (0.04)      (0.03)
Net gain (loss) on securities
   (realized and unrealized)................    0.64        0.48        0.46        0.51        0.84
                                               -----       -----       -----       -----       -----
Total from investment operations............    0.59        0.43        0.45        0.47        0.81

LESS DISTRIBUTIONS:
Dividends (from net investment income)......     ---         ---         ---         ---         ---
Distributions (from realized gains).........   (0.70)      (0.20)      (0.45)        ---         ---
                                               -----       -----       -----       -----       -----
Total distributions.........................   (0.70)      (0.20)      (0.45)        ---         ---
                                               -----       -----       -----       -----       -----
NET ASSET VALUE END OF PERIOD...............  $ 6.28      $ 6.39      $ 6.16      $ 6.16      $ 5.69
                                               =====       =====       =====       =====       =====
TOTAL RETURN (A)............................    9.45%       7.10%       7.32%       8.26%      16.60%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)........   $5,048      $5,794      $5,706      $6,329      $6,651
Ratio of expenses to average net assets.....    2.09%       2.09%       2.05%       2.03%       2.00%
Ratio of net investment income
   (loss) to average net assets.............  (0.73)%     (0.83)%     (0.18)%     (0.67)%     (0.52)%
Portfolio turnover rate.....................      20%         34%         32%         28%         54%
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
SECURITY ALPHA OPPORTUNITY FUND (CLASS A)
--------------------------------------------------------------------------------------------------------------------------------
                                                                       FISCAL PERIOD ENDED SEPTEMBER 30
                                              ----------------------------------------------------------------------------------
                                              2007(C)(D)     2006(B)(C)(D)     2005(B)(C)(D)     2004(B)(C)(D)     2003(B)(C)(F)
                                              ----------     -------------     -------------     -------------     -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.........   $12.23           $12.37            $11.79            $10.21            $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)................    (0.01)           (0.06)            (0.10)            (0.16)            (0.03)
Net gain (loss) on securities
   (realized and unrealized)................     2.99             0.93              1.50              2.33              0.24
                                                -----            -----             -----             -----             -----
Total from investment operations............     2.98             0.87              1.40              2.17              0.21

LESS DISTRIBUTIONS:
Dividends (from net investment income)......      ---              ---               ---               ---               ---
Distributions (from realized gains).........    (1.27)           (1.01)            (0.82)            (0.59)              ---
                                                -----            -----             -----             -----             -----
Total distributions.........................    (1.27)           (1.01)            (0.82)            (0.59)              ---
                                                -----            -----             -----             -----             -----
NET ASSET VALUE END OF PERIOD...............   $13.94           $12.23            $12.37            $11.79            $10.21
                                                =====            =====             =====             =====             =====
TOTAL RETURN (A)............................    26.10%            7.39%            12.26%            21.68%             2.10%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)........   $25,072          $20,595           $14,622            $6,556            $2,935
Ratio of expenses to average net assets.....     2.68%            3.10%             2.86%             2.79%             2.75%
Net expenses prior to
   performance adjustment (k)                    2.77%            2.82%             2.78%             2.78%             2.75%
Ratio of net investment income
   (loss) to average net assets.............   (0.08)%          (0.50)%           (0.83)%           (1.48)%           (1.35)%
Portfolio turnover rate.....................     1697%            1302%             1502%             1175%              867%
--------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
SECURITY ALPHA OPPORTUNITY FUND (CLASS B)
-----------------------------------------------------------------------------------------------------------------------------
                                                                   FISCAL PERIOD ENDED SEPTEMBER 30
                                              -------------------------------------------------------------------------------
                                              2007(C)(D)     2006(B)(C)(D)     2005(B)(C)(D)     2004(B)(C)     2003(B)(C)(F)
                                              ----------     -------------     -------------     ----------     -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.........   $11.90           $12.15            $11.68          $10.20           $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)................    (0.09)           (0.15)            (0.18)          (0.25)           (0.05)
Net gain (loss) on securities
   (realized and unrealized)................     2.88             0.91              1.47            2.32             0.25
                                                -----            -----             -----           -----            -----
Total from investment operations............     2.79             0.76              1.29            2.07             0.20

LESS DISTRIBUTIONS:
Dividends (from net investment income)......      ---              ---               ---             ---              ---
Distributions (from realized gains).........    (1.27)           (1.01)            (0.82)          (0.59)             ---
                                                -----            -----             -----           -----            -----
Total distributions.........................    (1.27)           (1.01)            (0.82)          (0.59)             ---
                                                -----            -----             -----           -----            -----
NET ASSET VALUE END OF PERIOD...............   $13.42           $11.90            $12.15          $11.68           $10.20
                                                =====            =====             =====           =====            =====
TOTAL RETURN (A)............................    25.14%            6.56%            11.39%          20.68%            2.00%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)........    $3,154           $4,846            $4,106          $2,324           $1,731
Ratio of expenses to average net assets.....     3.39%            3.85%             3.61%           3.53%            3.50%
Net expenses prior to
   performance fee adjustment (k)...........     3.51%            3.57%             3.53%           3.53%            3.50%
Ratio of net investment income
   (loss) to average net assets.............   (0.77)%          (1.24)%           (1.60)%         (2.25)%          (2.11)%
Portfolio turnover rate.....................     1697%            1302%             1502%           1175%             867%
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
SECURITY ALPHA OPPORTUNITY FUND (CLASS C)
-----------------------------------------------------------------------------------------------------------------------------
                                                                     FISCAL PERIOD ENDED SEPTEMBER 30
                                              -------------------------------------------------------------------------------
                                              2007(C)(D)     2006(B)(C)(D)     2005(B)(C)(D)     2004(B)(C)     2003(B)(C)(F)
                                              ----------     -------------     -------------     ----------     -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.........   $11.90           $12.15            $11.68          $10.20           $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)................    (0.10)           (0.15)            (0.18)          (0.25)           (0.05)
Net gain (loss) on securities
   (realized and unrealized)................     2.90             0.91              1.47            2.32             0.25
                                                 -----           -----             -----           -----            -----
Total from investment operations............     2.80             0.76              1.29            2.07             0.20

LESS DISTRIBUTIONS:
Dividends (from net investment income)......      ---              ---               ---             ---              ---
Distributions (from realized gains).........    (1.27)           (1.01)            (0.82)          (0.59)             ---
                                                 ----            -----             -----           -----            -----
Total distributions.........................    (1.27)           (1.01)            (0.82)          (0.59)             ---
                                                 ----            -----             -----           -----            -----
NET ASSET VALUE END OF PERIOD...............   $13.42           $11.90            $12.15          $11.68           $10.20
                                                ======           =====             =====           =====            =====
TOTAL RETURN (A)............................    25.24%            6.56%            11.39%          20.68%            2.00%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)........    $4,216           $5,576            $7,813          $3,143           $1,723
Ratio of expenses to average net assets.....     3.40%            3.83%             3.61%           3.53%            3.50%
Net expenses prior to
   performance fee adjustment (k)                3.51%            3.57%             3.53%           3.53%            3.50%
Ratio of net investment income
   (loss) to average net assets.............   (0.77)%          (1.18)%           (1.58)%         (2.24)%          (2.11)%
Portfolio turnover rate.....................     1697%            1302%             1502%           1175%             867%
-----------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
SECURITY GLOBAL FUND (CLASS A)
-------------------------------------------------------------------------------------------------------------
                                                              FISCAL YEAR ENDED SEPTEMBER 30
                                              ---------------------------------------------------------------
                                              2007(C)(M)     2006(C)      2005(C)      2004(C)(G)     2003(C)
                                              ----------     -------      -------      ----------     -------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.........    $19.65        $17.47       $13.93       $11.68        $ 9.49

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)................      0.06         (0.03)       (0.02)       (0.03)        (0.03)
Net gain on securities
   (realized and unrealized)................      3.60          2.21         3.56         2.28          2.22
                                                 -----         -----        -----       -------        -----
Total from investment operations............      3.66          2.18         3.54         2.25          2.19

LESS DISTRIBUTIONS
Dividends (from net investment income)......       ---           ---          ---          ---           ---
Distributions (from realized gains).........     (2.62)          ---          ---          ---           ---
                                                 -----         -----        -----         ----         -----
Total distributions.........................     (2.62)          ---          ---          ---           ---
                                                 -----         -----        -----         ----         -----
NET ASSET VALUE END OF PERIOD...............    $20.69        $19.65       $17.47       $13.93        $11.68
                                                 =====         =====        =====        ======        =====
TOTAL RETURN (A)............................     20.07%        12.48%       25.41%       19.26%        23.08%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)........   $145,158      $119,176     $127,970      $98,450       $42,711
Ratio of expenses to average net assets.....      1.69%         1.75%        1.73%        1.79%         2.00%
Ratio of net investment income
   (loss) to average net assets.............      0.29%       (0.17)%      (0.14)%      (0.20)%       (0.26)%
Portfolio turnover rate.....................       162%           28%          31%          25%           62%
-------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
SECURITY GLOBAL FUND (CLASS B)
----------------------------------------------------------------------------------------------------------------------
                                                                        FISCAL YEAR ENDED SEPTEMBER 30
                                                ----------------------------------------------------------------------
                                                2007(C)(I)(M)     2006(C)(I)     2005(C)(I)     2004(C)(G)     2003(C)
                                                -------------     ----------     ----------     ----------     -------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.........       $18.17           $16.12        $12.93         $10.93        $ 8.89

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)................         0.09             0.02         (0.12)         (0.13)        (0.04)
Net gain on securities
   (realized and unrealized)................         3.32             2.03          3.31           2.13          2.08
                                                    -----            -----         -----          -----         -----
Total from investment operations............         3.41             2.05          3.19           2.00          2.04

LESS DISTRIBUTIONS:
Dividends (from net investment income)......          ---              ---           ---            ---           ---
Distributions (from realized gains).........        (2.62)             ---           ---            ---           ---
                                                    -----            -----         -----          -----         -----
Total distributions.........................        (2.62)             ---           ---            ---           ---
                                                    -----            -----         -----          -----         -----
NET ASSET VALUE END OF PERIOD...............       $18.96           $18.17        $16.12         $12.93        $10.93
                                                    =====            =====         =====          =====         =====
TOTAL RETURN (A)............................        20.36%          12.72%         24.67%         18.30%        22.95%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)........       $29,659         $27,494        $28,999        $28,360       $16,461
Ratio of expenses to average net assets.....         1.44%           1.50%          2.38%          2.54%         2.18%
Ratio of net investment income
   (loss) to average net assets.............         0.50%           0.11%        (0.80)%        (1.00)%       (0.42)%
Portfolio turnover rate.....................          162%             28%            31%            25%           62%
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
SECURITY GLOBAL FUND (CLASS C)
--------------------------------------------------------------------------------------------------------------
                                                                 FISCAL PERIOD ENDED SEPTEMBER 30
                                              ----------------------------------------------------------------
                                              2007(C)(M)     2006(C)(D)     2005(C)     2004(C)(G)     2003(C)
                                              ----------     ----------     -------     ----------     -------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.........   $18.37         $16.46        $13.22       $11.17        $ 9.14

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)................    (0.09)         (0.15)        (0.13)       (0.13)        (0.09)
Net gain (loss) on securities
   (realized and unrealized)................     3.34           2.06          3.37         2.18          2.12
                                                -----          -----         -----        -----         -----
Total from investment operations............     3.25           1.91          3.24         2.05          2.03

LESS DISTRIBUTIONS:
Dividends (from net investment income)......      ---            ---           ---          ---           ---
Distributions (from realized gains).........    (2.62)           ---           ---          ---           ---
                                                -----          -----         -----        -----         -----
Total distributions.........................    (2.62)           ---           ---          ---           ---
                                                -----          -----         -----        -----         -----
NET ASSET VALUE END OF PERIOD...............   $19.00         $18.37        $16.46       $13.22        $11.17
                                                =====          =====         =====        =====         =====
TOTAL RETURN (A)............................    19.14%         11.60%        24.51%       18.35%        22.21%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)........   $12,449        $10,361        $8,841       $7,557        $5,326
Ratio of expenses to average net assets.....     2.44%          2.51%         2.48%        2.54%         2.77%
Ratio of net investment income
   (loss) to average net assets.............   (0.48)%        (0.87)%       (0.90)%      (1.02)%       (0.96)%
Portfolio turnover rate.....................      162%            28%           31%          25%           62%
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
SECURITY MID CAP VALUE FUND (CLASS A)
--------------------------------------------------------------------------------------------------------------
                                                                FISCAL PERIOD ENDED SEPTEMBER 30
                                                  ------------------------------------------------------------
                                                  2007(C)      2006(C)      2005(C)      2004(C)      2003(C)
                                                  -------      -------      -------      -------      -------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.........       $38.27       $36.34       $30.45       $24.48       $16.90

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)................         0.25         0.04         0.01        (0.09)       (0.07)
Net gain (loss) on securities
   (realized and unrealized)................         4.59         3.96         8.16         6.32         7.65
                                                    -----        -----        -----        -----        -----
Total from investment operations............         4.84         4.00         8.17         6.23         7.58

LESS DISTRIBUTIONS:
Dividends (from net investment income)......        (0.23)         ---          ---          ---          ---
Distributions (from realized gains).........        (2.09)       (2.07)       (2.28)       (0.26)         ---
Return of capital...........................          ---          ---          ---          ---          ---
                                                    -----        -----        -----        -----        -----
Total distributions.........................        (2.32)       (2.07)       (2.28)       (0.26)         ---
                                                    -----        -----        -----        -----        -----
NET ASSET VALUE END OF PERIOD...............       $40.79       $38.27       $36.34       $30.45       $24.48
                                                    =====        =====        =====        =====        =====
TOTAL RETURN (A)............................        12.96%       11.44%       27.77%       25.59%       44.85%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)........      $687,484     $596,074     $373,031     $215,659     $113,822
Ratio of expenses to average net assets.....         1.32%        1.36%        1.41%        1.48%        1.65%
Ratio of net investment income
   (loss) to average net assets.............         0.61%        0.10%        0.04%      (0.31)%      (0.33)%
Portfolio turnover rate.....................           44%          33%          19%          45%          52%
--------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
SECURITY MID CAP VALUE FUND (CLASS B)
-------------------------------------------------------------------------------------------------------
                                                          FISCAL PERIOD ENDED SEPTEMBER 30
                                              ---------------------------------------------------------
                                              2007(C)      2006(C)      2005(C)     2004(C)     2003(C)
                                              -------      -------      -------     -------     -------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.........   $34.76       $33.43      $28.37      $22.99      $15.99

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)................    (0.04)       (0.23)      (0.22)      (0.28)      (0.20)
Net gain (loss) on securities
   (realized and unrealized)................     4.15         3.63        7.56        5.92        7.20
                                                -----        -----       -----       -----       -----
Total from investment operations............     4.11         3.40        7.34        5.64        7.00

LESS DISTRIBUTIONS:
Dividends (from net investment income)......      ---          ---         ---         ---         ---
Distributions (from realized gains).........    (2.09)       (2.07)      (2.28)      (0.26)        ---
Return of capital...........................      ---          ---         ---         ---         ---
                                                -----        -----       -----       -----       -----
Total distributions.........................    (2.09)       (2.07)      (2.28)      (0.26)        ---
                                                -----        -----       -----       -----       -----
NET ASSET VALUE END OF PERIOD...............   $36.78       $34.76      $33.43      $28.37      $22.99
                                                =====        =====       =====       =====       =====
TOTAL RETURN (A)............................    12.10%       10.60%      26.83%      24.67%      43.78%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)........  $106,179     $108,784     $97,664     $74,650     $53,947
Ratio of expenses to average net assets ....     2.07%        2.11%       2.16%       2.23%       2.40%
Ratio of net investment income
   (loss) to average net assets.............   (0.10)%      (0.68)%     (0.72)%     (1.07)%     (1.08)%
Portfolio turnover rate.....................       44%          33%         19%         45%         52%
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
SECURITY MID CAP VALUE FUND (CLASS C)
-------------------------------------------------------------------------------------------------------
                                                          FISCAL PERIOD ENDED SEPTEMBER 30
                                              ---------------------------------------------------------
                                              2007(C)      2006(C)      2005(C)     2004(C)     2003(C)
                                              -------      -------      -------     -------     -------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.........   $35.43       $34.03      $28.85      $23.37      $16.26

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)................    (0.05)       (0.22)      (0.21)      (0.29)      (0.21)
Net gain (loss) on securities
   (realized and unrealized)................     4.25         3.69        7.67        6.03        7.32
                                                -----        -----       -----       -----       -----
Total from investment operations............     4.20         3.47        7.46        5.74        7.11

LESS DISTRIBUTIONS:
Dividends (from net investment income)......      ---          ---         ---         ---         ---
Distributions (from realized gains).........    (2.09)       (2.07)      (2.28)      (0.26)        ---
Return of capital...........................      ---          ---         ---         ---         ---
                                                -----        -----       -----       -----       -----
Total distributions.........................    (2.09)       (2.07)      (2.28)      (0.26)        ---
                                                -----        -----       -----       -----       -----
NET ASSET VALUE END OF PERIOD...............   $37.54       $35.43      $34.03      $28.85      $23.37
                                                =====        =====       =====       =====       =====
TOTAL RETURN (A)............................    12.13%       10.62%      26.80%      24.70%      43.73%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)........  $176,746     $152,579     $93,887     $54,133     $32,999
Ratio of expenses to average net assets.....     2.07%        2.11%       2.16%       2.23%       2.40%
Ratio of net investment income
   (loss) to average net assets.............   (0.12)%      (0.65)%     (0.71)%     (1.06)%     (1.08)%
Portfolio turnover rate.....................       44%          33%         19%         45%         52%
-------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
SECURITY SMALL CAP GROWTH FUND (CLASS A)
--------------------------------------------------------------------------------------------------------
                                                           FISCAL PERIOD ENDED SEPTEMBER 30
                                              ----------------------------------------------------------
                                              2007(C)     2006(C)     2005(C)     2004(C)     2003(B)(C)
                                              -------     -------     -------     -------     ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.........  $15.63      $15.76      $13.11      $11.63       $ 7.88

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)................   (0.23)      (0.23)      (0.24)      (0.25)       (0.18)
Net gain (loss) on securities
   (realized and unrealized)................    3.13        0.10        2.89        1.73         3.93
                                               -----       -----       -----       -----        -----
Total from investment operations............    2.90       (0.13)       2.65        1.48         3.75

LESS DISTRIBUTIONS:
Dividends (from net investment income)......     ---         ---         ---         ---          ---
Distributions (from realized gains).........     ---         ---         ---         ---          ---
                                               -----       -----       -----       -----        -----
Total distributions.........................     ---         ---         ---         ---          ---
                                               -----       -----       -----       -----        -----
NET ASSET VALUE END OF PERIOD...............  $18.53      $15.63      $15.76      $13.11       $11.63
                                               =====       =====       =====       =====        =====
TOTAL RETURN (A)............................   18.55%     (0.82)%      20.21%      12.73%       47.59%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)........  $45,430     $45,451     $22,637     $21,443      $14,406
Ratio of expenses to average net assets ....    1.80%       2.01%       2.10%       2.09%        2.25%
Ratio of net investment income
   (loss) to average net assets.............  (1.32)%     (1.46)%     (1.67)%     (1.95)%      (2.01)%
Portfolio turnover rate.....................     145%        136%        134%        157%         206%
--------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
SECURITY SMALL CAP GROWTH FUND (CLASS B)
-----------------------------------------------------------------------------------------------------------
                                                             FISCAL PERIOD ENDED SEPTEMBER 30
                                              -------------------------------------------------------------
                                              2007(C)     2006(C)     2005(C)     2004(C)(D)     2003(B)(C)
                                              -------     -------     -------     ----------     ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.........  $14.38      $14.60      $12.24       $10.94         $ 7.47

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)................   (0.33)      (0.36)      (0.33)       (0.33)         (0.24)
Net gain (loss) on securities
   (realized and unrealized)................    2.87        0.14        2.69         1.63           3.71
                                               -----       -----       -----        -----          -----
Total from investment operations............    2.54       (0.22)       2.36         1.30           3.47

LESS DISTRIBUTIONS:
Dividends (from net investment income)......     ---         ---         ---          ---            ---
Distributions (from realized gains).........     ---         ---         ---          ---            ---
                                               -----       -----       -----        -----          -----
Total distributions.........................     ---         ---         ---          ---            ---
                                               -----       -----       -----        -----          -----
NET ASSET VALUE END OF PERIOD...............  $16.92      $14.38      $14.60       $12.24         $10.94
                                               =====       =====       =====        =====          =====
TOTAL RETURN (A)............................   17.66%     (1.51%)      19.28%       11.88%         46.45%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)........   $5,792      $5,919      $8,283       $9,218         $6,838
Ratio of expenses to average net assets ....    2.56%       2.79%       2.85%        2.84%          3.00%
Ratio of net investment income
   (loss) to average net assets.............  (2.07)%     (2.31)%     (2.41)%      (2.69)%        (2.76)%
Portfolio turnover rate.....................     145%        136%        134%         157%           206%
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
SECURITY SMALL CAP GROWTH FUND (CLASS C)
-----------------------------------------------------------------------------------------------------------
                                                            FISCAL PERIOD ENDED SEPTEMBER 30
                                              -------------------------------------------------------------
                                              2007(C)     2006(C)     2005(C)     2004(C)(D)     2003(B)(C)
                                              -------     -------     -------     ----------     ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.........  $14.64      $14.88      $12.47       $11.15         $ 7.61

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)................   (0.33)      (0.35)      (0.33)       (0.33)         (0.24)
Net gain (loss) on securities
   (realized and unrealized)................    2.92        0.11        2.74         1.65           3.78
                                               -----       -----       -----        ------         -----
Total from investment operations............    2.59       (0.24)       2.41         1.32           3.54

LESS DISTRIBUTIONS:
Dividends (from net investment income)......     ---         ---         ---          ---            ---
Distributions (from realized gains).........     ---         ---         ---          ---            ---
                                               -----       -----       -----        -----          -----
Total distributions.........................     ---         ---         ---          ---            ---
                                               -----       -----       -----        -----          -----
NET ASSET VALUE END OF PERIOD...............  $17.23      $14.64      $14.88       $12.47         $11.15
                                               =====       =====       =====        =====          =====
TOTAL RETURN (A)............................   17.69%     (1.61)%      19.33%       11.84%         46.52%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)........   $3,964      $4,304      $4,420       $4,160         $3,533
Ratio of expenses to average net assets.....    2.56%       2.79%       2.85%        2.83%          3.00%
Ratio of net investment income
   (loss) to average net assets.............  (2.07)%     (2.29)%     (2.42)%      (2.69)%        (2.76)%
Portfolio turnover rate.....................     145%        136%        134%         157%           206%
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
SECURITY SELECT 25 FUND (CLASS A)
-----------------------------------------------------------------------------------------------------------
                                                                 FISCAL PERIOD ENDED SEPTEMBER 30
                                              -------------------------------------------------------------
                                              2007(B)(C)     2006(C)(E)     2005(C)     2004(C)     2003(C)
                                              ----------     ----------     -------     -------     -------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.........   $ 9.86         $ 9.36        $ 7.81      $ 7.27      $ 6.52

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)................    (0.01)         (0.06)        (0.07)      (0.06)      (0.05)
Net gain (loss) on securities
   (realized and unrealized)................     0.81           0.56          1.62        0.60        0.80
                                                -----          -----         -----       -----       -----
Total from investment operations............     0.80           0.50          1.55        0.54        0.75

LESS DISTRIBUTIONS:
Dividends (from net investment income)......      ---            ---           ---         ---         ---
Distributions (from realized gains).........      ---            ---           ---         ---         ---
                                                -----          -----         -----       -----       -----
Total distributions.........................      ---            ---           ---         ---         ---
                                                -----          -----         -----       -----       -----
NET ASSET VALUE END OF PERIOD...............   $10.66         $ 9.86        $ 9.36      $ 7.81      $ 7.27
                                                =====          =====         =====       =====       =====
TOTAL RETURN (A)............................     8.11%          5.34%        19.85%       7.43%      11.50%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)........   $30,375        $30,078        $8,912      $9,228     $10,396
Ratio of expenses to average net assets.....     1.40%          1.76%         1.67%       1.56%       1.63%
Ratio of net investment income
   (loss) to average net assets.............   (0.10)%        (0.68)%       (0.79)%     (0.75)%     (0.70)%
Portfolio turnover rate.....................       21%            39%           13%         44%         54%
-----------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
SECURITY SELECT 25 FUND (CLASS B)
-----------------------------------------------------------------------------------------------------------
                                                                 FISCAL PERIOD ENDED SEPTEMBER 30
                                              -------------------------------------------------------------
                                              2007(B)(C)     2006(C)(E)     2005(C)     2004(C)     2003(C)
                                              ----------     ----------     -------     -------     -------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.........   $ 9.33         $ 8.92        $ 7.50      $ 7.04      $ 6.36

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)................    (0.09)         (0.13)        (0.13)      (0.11)      (0.10)
Net gain (loss) on securities
   (realized and unrealized)................     0.77           0.54          1.55        0.57        0.78
                                                -----          -----         -----       -----       -----
Total from investment operations............     0.68           0.41          1.42        0.46        0.68

LESS DISTRIBUTIONS:
Dividends (from net investment income)......      ---            ---           ---         ---         ---
Distributions (from realized gains).........      ---            ---           ---         ---         ---
                                                -----          -----         -----       -----       -----
Total distributions.........................      ---            ---           ---         ---         ---
                                                -----          -----         -----       -----       -----
NET ASSET VALUE END OF PERIOD...............   $10.01         $ 9.33        $ 8.92      $ 7.50      $ 7.04
                                                =====          =====         =====       =====       =====
TOTAL RETURN (A)............................     7.29%          4.60%        18.93%       6.53%      10.69%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)........   $10,868        $16,073        $7,000      $7,333      $8,203
Ratio of expenses to average net assets.....     2.15%          2.53%         2.42%       2.31%       2.38%
Ratio of net investment income
   (loss) to average net assets.............   (0.88)%        (1.46)%       (1.54)%     (1.50)%     (1.45)%
Portfolio turnover rate.....................       21%            39%           13%         44%         54%
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
SECURITY SELECT 25 FUND (CLASS C)
-----------------------------------------------------------------------------------------------------------
                                                            FISCAL PERIOD ENDED SEPTEMBER 30
                                              -------------------------------------------------------------
                                              2007(B)(C)     2006(C)(E)     2005(C)     2004(C)     2003(C)
                                              ----------     ----------     -------     -------     -------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.........   $ 9.36         $ 8.94        $ 7.52      $ 7.06      $ 6.38

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)................    (0.08)         (0.13)        (0.13)      (0.11)      (0.10)
Net gain (loss) on securities
   (realized and unrealized)................     0.76           0.55          1.55        0.57        0.78
                                                -----          -----         -----       -----       -----
Total from investment operations............     0.68           0.42          1.42        0.46        0.68

LESS DISTRIBUTIONS:
Dividends (from net investment income)......      ---            ---           ---         ---         ---
Distributions (from realized gains).........      ---            ---           ---         ---         ---
                                                -----          -----         -----       -----       -----
Total distributions.........................      ---            ---           ---         ---         ---
                                                -----          -----         -----       -----       -----
NET ASSET VALUE END OF PERIOD...............   $10.04         $ 9.36        $ 8.94      $ 7.52      $ 7.06
                                                =====          =====         =====       =====       =====
TOTAL RETURN (A)............................     7.26%          4.70%        18.88%       6.52%      10.66%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)........   $11,245        $12,777        $5,029      $5,866      $6,225
Ratio of expenses to average net assets.....     2.15%          2.52%         2.42%       2.31%       2.37%
Ratio of net investment income
   (loss) to average net assets.............   (0.86)%        (1.44)%       (1.54)%     (1.50)%     (1.44)%
Portfolio turnover rate.....................       21%            39%           13%         44%         54%
-----------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
SECURITY MID CAP GROWTH FUND (CLASS A)
------------------------------------------------------------------------------------------------------------
                                                              FISCAL YEAR ENDED SEPTEMBER 30
                                              --------------------------------------------------------------
                                              2007(C)      2006(C)      2005(C)      2004(C)(H)     2003(C)
                                              -------      -------      -------      ----------     -------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.........   $12.03       $12.65       $11.02        $10.84        $ 7.03

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)................    (0.08)       (0.12)       (0.10)        (0.13)        (0.10)
Net gain (loss) on securities
   (realized and unrealized)................     0.35         0.47         2.46          0.71          3.91
                                                -----        -----        -----         -----         -----
Total from investment operations............     0.27         0.35         2.36          0.58          3.81

LESS DISTRIBUTIONS:
Dividends (from net investment income)......      ---          ---          ---           ---           ---
Distributions (from realized gains).........    (1.19)       (0.97)       (0.73)        (0.40)          ---
                                                -----        -----        -----         -----         -----
Total distributions.........................    (1.19)       (0.97)       (0.73)        (0.40)          ---
                                                -----        -----        -----         -----         -----
NET ASSET VALUE END OF PERIOD...............   $11.11       $12.03       $12.65        $11.02        $10.84
                                                =====        =====        =====         =====         =====
TOTAL RETURN (A)............................     2.10%        2.81%       21.76%         5.23%        54.20%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)........  $160,544     $192,159     $183,676      $149,715      $134,208
Ratio of expenses to average net assets.....     1.41%        1.40%        1.42%         1.41%         1.41%
Ratio of net investment income
   (loss) to average net assets.............   (0.67)%      (0.93)%      (0.85)%       (1.11)%       (1.14)%
Portfolio turnover rate.....................       34%          41%          31%           50%           57%
------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
SECURITY MID CAP GROWTH FUND (CLASS B)
--------------------------------------------------------------------------------------------------------
                                                              FISCAL YEAR ENDED SEPTEMBER 30
                                              ----------------------------------------------------------
                                              2007(C)     2006(C)     2005(C)     2004(C)(H)     2003(C)
                                              -------     -------     -------     ----------     -------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.........  $10.12      $10.86      $ 9.61       $ 9.57        $ 6.26

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)................   (0.14)      (0.18)      (0.16)       (0.19)        (0.15)
Net gain (loss) on securities
   (realized and unrealized)................    0.30        0.41        2.14         0.63          3.46
                                               -----       -----       -----        -----         -----
Total from investment operations............    0.16        0.23        1.98         0.44          3.31

LESS DISTRIBUTIONS:
Dividends (from net investment income)......     ---         ---         ---          ---           ---
Distributions (from realized gains).........   (1.19)      (0.97)      (0.73)       (0.40)          ---
                                               -----       -----       -----        -----         -----
Total distributions.........................   (1.19)      (0.97)      (0.73)       (0.40)          ---
                                               -----       -----       -----        -----         -----
NET ASSET VALUE END OF PERIOD...............  $ 9.09      $10.12      $10.86       $ 9.61        $ 9.57
                                               =====       =====       =====        =====         =====
TOTAL RETURN (A)............................    1.34%       2.12%      20.95%        4.44%        52.88%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)........  $14,877     $22,010     $27,115      $26,578       $26,459
Ratio of expenses to average net assets.....    2.16%       2.15%       2.17%        2.16%         2.16%
Ratio of net investment income
   (loss) to average net assets.............  (1.43)%     (1.68)%     (1.61)%      (1.86)%       (1.89)%
Portfolio turnover rate.....................      34%         41%         31%          50%           57%
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
SECURITY MID CAP GROWTH FUND (CLASS C)
--------------------------------------------------------------------------------------------------------
                                                             FISCAL PERIOD ENDED SEPTEMBER 30
                                              ----------------------------------------------------------
                                              2007(C)     2006(C)     2005(C)     2004(C)(H)     2003(C)
                                              -------     -------     -------     ----------     -------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.........  $11.13      $11.84      $10.43       $10.34        $ 6.76

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)................   (0.15)      (0.19)      (0.18)       (0.21)        (0.16)
Net gain (loss) on securities
   (realized and unrealized)................    0.32        0.45        2.32         0.70          3.74
                                               -----       -----       -----        -----         -----
Total from investment operations............    0.17        0.26        2.14         0.49          3.58

LESS DISTRIBUTIONS:
Dividends (from net investment income)......     ---         ---         ---          ---           ---
Distributions (from realized gains).........   (1.19)      (0.97)      (0.73)       (0.40)          ---
                                               -----       -----       -----        -----         -----
Total distributions.........................   (1.19)      (0.97)      (0.73)       (0.40)          ---
                                               -----       -----       -----        -----         -----
NET ASSET VALUE END OF PERIOD...............  $10.11      $11.13      $11.84       $10.43        $10.34
                                               =====       =====       =====        =====         =====
TOTAL RETURN (A)............................    1.31%       2.20%      20.83%        4.59%        52.96%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)........  $10,717     $15,505     $16,330      $14,759       $11,279
Ratio of expenses to average net assets.....    2.16%       2.15%       2.17%        2.16%         2.16%
Ratio of net investment income
   (loss) to average net assets.............  (1.43)%     (1.68)%     (1.60)%      (1.86)%       (1.89)%
Portfolio turnover rate.....................      34%         41%         31%          50%           57%
--------------------------------------------------------------------------------------------------------

(a) Total return information does not reflect deduction of any sales charges imposed at the time of purchase for Class A shares or upon redemption for Class A, Class B and Class C shares.

(b) Fund expenses were reduced by the Investment Manager during the period. An expense reimbursement lowers the expense ratio and increases overall returns to investors. Expense ratios absent such reimbursement would have been as follows:

     -----------------------------------------------------------------
                    CLASS    2007      2006     2005    2004      2003
     -----------------------------------------------------------------
     Small Cap        A       ---      ---      ---      ---     2.51%
     Growth Fund      B       ---      ---      ---      ---     3.23%
                      C       ---      ---      ---      ---     3.23%
     -----------------------------------------------------------------
     Alpha            A      2.88%    3.20%    2.94%    3.57%    3.25%
     Opportunity      B      3.59%    3.95%    3.69%    4.29%    4.01%
     Fund             C      3.60%    3.95%    3.68%    4.30%    4.01%
     -----------------------------------------------------------------
     Select 25        A      1.57%     ---      ---      ---      ---
     Fund             B      2.32%     ---      ---      ---      ---
                      C      2.32%     ---      ---      ---      ---
     -----------------------------------------------------------------
     Large Cap        A      1.35%     ---      ---      ---      ---
     Value Fund       B      1.92%     ---      ---      ---      ---
                      C      2.10%     ---      ---      ---      ---
     -----------------------------------------------------------------

(c) Net investment income (loss) was computed using average shares outstanding throughout the period.

(d) Expense ratios are calculated without reduction for custodian fees earnings credits. Expense ratios net of custodian fees earnings credits and applicable management fee reimbursements would have been as follows:

     ----------------------------------------------------------------
                    CLASS    2007      2006     2005     2004    2003
     ----------------------------------------------------------------
     Small Cap        A       ---      ---      ---      ---      ---
     Growth Fund      B       ---      ---      ---     2.84%     ---
                      C       ---      ---      ---     2.83%     ---
     ----------------------------------------------------------------
     Alpha            A      2.88%    3.10%    2.86%    2.79%     ---
     Opportunity      B      3.59%    3.85%    3.61%     ---      ---
     Fund             C      3.60%    3.83%    3.61%     ---      ---
     ----------------------------------------------------------------
     Global Fund      A       ---      ---      ---      ---      ---
                      B       ---      ---      ---      ---      ---
                      C       ---     2.51%     ---      ---      ---
     ----------------------------------------------------------------

(e)  Financial  highlights  for  the  Select  25  Fund  exclude  the  historical financial highlights of Class A, B and C shares, of Enhanced Index Fund, Large Cap Growth Fund, and the Social Awareness Fund. The assets of those Funds were acquired by the Select 25 Fund on June 16, 2006. A total of $29,412,366 was excluded from purchases in the portfolio turnover calculation. This was the cost of the securities Select 25 Fund received as a result of the merger.

(f) Security Alpha Opportunity Fund was initially capitalized on July 7, 2003, with a net asset value of $10 per share. Percentage amounts for the period, except for total return, have been annualized.

(g) The financial highlights for the Global Fund exclude the historical financial highlights of the International Fund Class A, B and C shares. The assets of the International Fund were acquired by the Global Fund on October 3, 2003.

(h) The financial highlights for the Mid Cap Growth Fund exclude the historical financial highlights of the Technology Fund Class A, B and C shares. The assets of the Technology Fund were acquired by the Mid Cap Growth Fund on October 3, 2003.

(i) Effective August 25, 2005, Class B shares ceased charging 12b-1 fees in accordance with the NASD sales cap regulations. Per share information reflects this change. This fee may be reinstated at any time.

(j) Security Investors, LLC (SI) became the advisor of Security Large Cap Value Fund effective June 30, 2005. Prior to June 30, 2005, SI paid Dreyfus Corporation for sub-advisory services.

(k) Net expenses prior to performance fee adjustment reflect ratios after voluntary expense waivers, reimbursements, custodian earnings credits, and before performance fee adjustments, as applicable.

(l) Effective August 1, 2007, Class B shares ceased charging 12b-1 fees in accordance with the NASD sales cap regulations. Per share information reflects this change. This fee may be reinstated at any time.

(m) Security Global Investors, LLC (SGI) became the sub-adviser of the Security Global Fund effective August 1, 2007. Prior to August 1, 2007, Security Investors, LLC (SI) paid OppenheimerFunds, Inc for sub-advisory services.

APPENDIX A

REDUCED SALES CHARGES

CLASS A SHARES -- Initial sales charges may be reduced or eliminated for persons or organizations purchasing Class A shares of the Funds alone or in combination with Class A shares of other Security Funds.

For purposes of qualifying for reduced sales charges on purchases made pursuant to Rights of Accumulation or a Statement of Intention, (i) the amount purchased is measured with respect to the offering price of the shares, and (ii) the term "Purchaser" includes the following persons: an individual, his or her spouse and children under the age of 21; a trustee or other fiduciary of a single trust estate or single fiduciary account established for their benefit; an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Internal Revenue Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Internal Revenue Code.

RIGHTS OF ACCUMULATION -- To reduce sales charges on purchases of Class A shares of a Fund, a Purchaser may combine the current value of all its holdings of Class A shares of the Funds (including Class A accounts purchased at net asset value) with a contemplated current purchase and receive the applicable reduced front-end sales charge. Current share value may be more or less than at the time of purchase due to price fluctuations and account activity. The Distributor must be notified when a sale takes place which might qualify for the reduced charge on the basis of previous purchases.

Rights of accumulation also apply to purchases representing a combination of the Class A shares of the Funds and Class A shares of other Security Funds (except Security Cash Fund) in those states where shares of the Fund being purchased are qualified for sale.

STATEMENT  OF  INTENTION  -- A  Purchaser  may  choose  to sign a  Statement  of
Intention within 90 days after the first purchase to be included thereunder, which will cover future purchases of Class A shares of the Funds, and other Security Funds, except Security Cash Fund. The amount of these future purchases shall be specified and must be made within a 13-month period (or 36-month period for purchases of $1 million or more) to become eligible for the reduced front-end sales charge applicable to the actual amount purchased under the Statement. Shares equal to five percent (5%) of the amount specified in the Statement of Intention will be held in escrow until the statement is completed or terminated. These shares may be redeemed by the Fund if the Purchaser is required to pay additional sales charges.

A Statement of Intention may be revised during the 13-month (or, if applicable, 36-month) period. Additional Class A shares received from reinvestment of income dividends and capital gains distributions are included in the total amount used to determine reduced sales charges. A Statement of Intention may be obtained from the Funds.

REINSTATEMENT PRIVILEGE -- Shareholders who redeem their Class A shares of the Funds have a one-time privilege (1) to reinstate their accounts by purchasing Class A shares without a sales charge up to the dollar amount of the redemption proceeds; or (2) to the extent the redeemed shares would have been eligible for the exchange privilege, to purchase Class A shares of another of the Security Funds, without a sales charge up to the dollar amount of the redemption proceeds. To exercise this privilege, a shareholder must provide written notice and a check in the amount of the reinvestment within thirty days after the redemption request; the reinstatement will be made at the net asset value on the date received by the Fund or the Security Funds, as appropriate.

PURCHASES AT NET ASSET VALUE -- Class A shares of the Funds may be purchased at net asset value by (1) directors, officers and employees of the Funds, the Funds' Investment Manager or Distributor; directors, officers and employees of Security Benefit Life Insurance Company and its subsidiaries; agents licensed with Security Benefit Life Insurance Company; spouses or minor children of any such agents; as well as the following relatives of any such directors, officers and employees (and their spouses): spouses, grandparents, parents, children, grandchildren, siblings, nieces and nephews; (2) any trust, pension, profit sharing or other benefit plan established by any of the foregoing corporations for persons described above; (3) retirement plans where third party administrators of such plans have entered into certain arrangements with the Distributor or its affiliates provided that no commission is paid to dealers; and (4) officers, directors, partners or registered representatives (and their spouses and minor children) of broker-dealers who have a selling agreement with the Distributor. Such sales are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be transferred or resold except through redemption or repurchase by or on behalf of the Funds.

Class A shares of the Funds may be purchased at net asset value when the purchase is made on the recommendation of (i) a registered investment adviser, trustee or financial intermediary who has authority to make investment decisions on behalf of the investor; or (ii) a certified financial planner or registered broker-dealer who either charges periodic fees to its customers for financial planning, investment advisory or asset management services, or provides such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" is imposed. Class A shares may be purchased at net asset value by customers of financial intermediaries that have a contractual arrangement with the Distributor or Investment Manager where such contract provides for the waiver of the front-end sales charge. Class A shares of the Funds may also be purchased at net asset value when the purchase is made by retirement plans that (i) buy shares of the Security Funds worth $500,000 or more; (ii) have 100 or more eligible employees at the time of purchase; (iii) certify it expects to have annual plan purchases of shares of Security Funds of $200,000 or more; (iv) are provided administrative services by certain third-party administrators that have entered into a special service arrangement with the Security Funds relating to such plans; or (v) have at the time of purchase, aggregate assets of at least $1,000,000. Purchases made pursuant to this provision may be subject to a deferred sales charge of up to 1% in the event of a redemption within one year of the purchase.

The Distributor must be notified when a purchase is made that qualifies under any of the above provisions. Consequently, when a Purchaser acquires shares directly from the Funds, he/she must indicate in his/her purchase order that such purchase qualifies under any of the above provisions, and must provide enough information to substantiate that claim. When a Purchaser acquires shares through a broker/dealer or other financial intermediary, he/she must inform his/her broker/dealer or other financial intermediary of any facts that may qualify a purchase for any of the above provisions, such as, for example, information about other holdings of Class A shares of the Funds that the Purchaser has, directly with the Funds, or through other accounts with broker/dealers or financial intermediaries.

FOR MORE INFORMATION
--------------------------------------------------------------------------------
BY TELEPHONE -- Call 1-800-888-2461.

BY MAIL -- Write to:
Security Investors, LLC
One Security Benefit Place
Topeka, KS 66636-0001

ON THE INTERNET -- Reports and other information about the Funds can be viewed online or downloaded from:

SEC:  On the EDGAR Database at http://www.sec.gov

SI, LLC:  http://www.securitybenefit.com

Additional information about the Funds (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Copies may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.
--------------------------------------------------------------------------------

ANNUAL/SEMI-ANNUAL REPORT -- Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION -- The Funds' Statement of Additional Information and the Funds' annual or semi-annual reports are available, without charge, upon request by calling the Funds' toll-free telephone number 1-800-888-2461. Shareholder inquiries should be addressed to SI, LLC, One Security Benefit Place, Topeka, Kansas 66636-0001, or by calling the Funds' toll-free telephone number listed above. The Funds' Statement of Additional Information is incorporated into this prospectus by reference.

Each Fund's Investment Company Act file number is listed below:

Security Equity Fund..........................  811-01136
  o  Security Equity Series
  o  Security Alpha Opportunity Series
  o  Security Global Series
  o  Security Mid Cap Value Series
  o  Security Small Cap Growth Series
  o  Security Select 25 Series
Security Large Cap Value Fund.................  811-00487
Security Mid Cap Growth Fund..................  811-01316